UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: _811-10067
Eaton Vance Variable Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2009

EATON VANCE VT FLOATING-RATE INCOME FUND

Annual Report December 31, 2009 EATON VANCE VT FLOATING-RATE INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Scott H. Page, CFA
Co-Portfolio Manager
Craig P. Russ
Co-Portfolio Manager
Andrew N. Sveen, CFA
Co-Portfolio Manager
•	The year ending December 31, 2009, was marked by a worldwide rally across the spectrum of riskier assets. The pace of economic deterioration slowed and then rebounded slightly in the last six months, compared to the steep declines in world economic output witnessed at the end of 2008 and first quarter of 2009. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.

•	The loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index), gained 51.62% for the year ending December 31, 2009.[1] Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. More significant investor flows into the high-yield bond market also contributed to the improvement in bank loans. Increased high-yield bond issuance contributed to meaningful bank loan repayments, which lowered the available supply of loans and provided cash to bank loan managers. In addition, direct crossover buying into the asset class by high-yield bond managers bolstered demand.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The investment objective of Eaton Vance VT Floating-Rate Income Fund (the Fund) is to provide a high level of current income. To do so, the Fund invests primarily in senior floating-rate loans (Senior loans). The Fund normally invests at least 80% of its net assets in income-producing floating-rate loans and other floating-rate debt securities.

•	In light of the unprecedented rise in the value of loan investments, the Fund realized a significant 37.5% increase in net asset value (NAV) during the year ending December 31, 2009. The increase in NAV was the primary contributor to a positive total return of 44.29%; however, the Fund trailed its benchmark Index, which returned 51.62%. The Fund is positioned more conservatively than the Index and, therefore, realized a slightly lower return as riskier assets generally rallied more in market value during the year.

•	The Fund distributed $0.396 per share in dividend income for the 12-month period. Federal Reserve policy continued to sustain short-term interest rates at historic lows. This had a negative impact on the portfolio’s investment income as the Fund invests largely in floating-rate loans, which pay less in a low interest rate environment. Based on a $9.05 NAV per share as
Total Return Performance
12/31/08 – 12/31/09

Eaton Vance VT Floating-Rate Income Fund[2]	44.29%

S&P/LSTA Leveraged Loan Index[1]	51.62
See page 3 for more performance information.

[1]	It is not possible to invest directly in an index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index.

[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
of December 31, 2009, and its last monthly distribution in the period, the Fund had a distribution rate of 4.34% and an SEC yield of 4.37%.1 The distribution rate decreased since the last reporting period as the portfolio provided lower income, while the market value of the investments increased.
•	As of December 31, 2009, the Fund’s investments included senior loans to 410 borrowers spanning 38 industries, with an average loan size of 0.23% of total investments, and no industry constituting more than 10.7% of total investments. Health care; business equipment and services; and cable and satellite television were the top three industry weightings.

[1]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized gains and return of capital. The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
Portfolio Composition

Top 10 Holdings[2]

By total investments

HCA, Inc.	1.3%
Rite Aid Corp.	1.3
SunGard Data Systems, Inc.	1.3
UPC Broadband Holding B.V.	1.3
Georgia-Pacific Corp.	1.2
Aramark Corp.	1.2
Community Health Systems, Inc.	1.2
Nielsen Finance, LLC	1.2
Calpine Corp.	1.1
Charter Communications Operating, Inc.	1.1

[2]	Top 10 Holdings represented 12.2% of the Fund’s total investments as of 12/31/09.

Top Five Industries[3]

By total investments

Health Care	10.7%
Business Equipment and Services	8.8
Cable and Satellite Television	6.2
Publishing	5.4
Chemicals and Plastics	5.0

[3]	Industries are shown as a percentage of the Fund’s total investments as of 12/31/09.

Credit Quality Ratings for
Total Loan Investments[4]

By total loan investments

Baa	1.6%
Ba	45.5
B	39.9
Ca	0.5
Caa	3.9
Defaulted	4.5
Non-Rated[5]	4.1

[4]	Credit Quality Ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Fund’s total loan investments as of 12/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[5]	Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/ LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related sales charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance1

Average Annual Total Return (at net asset value)

One Year	44.29%
Five Years	3.19
Life of Fund†	2.69

†	Inception date: 5/2/01

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown.
Total Annual
Operating Expenses2

Expense Ratio	1.21%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Sources: Thomson Financial; Bloomberg, L.P.; Investment operations commenced on 5/2/01.

The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on distributions or redemptions of Fund shares. It is not possible to invest directly in an Index. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
	$1,000.00	$1,094.20	$6.02

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,019.50	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. Expenses shown do not include insurance-related charges.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 96.7%(1)

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Aerospace and Defense — 1.9%

AWAS Capital, Inc.
$4,760	Term Loan, 2.00%, Maturing March 22, 2013	$4,402,815
Booz Allen Hamilton, Inc.
825	Term Loan, 6.00%, Maturing July 31, 2015	828,609
DAE Aviation Holdings, Inc.
1,266	Term Loan, 4.03%, Maturing July 31, 2014	1,171,509
1,297	Term Loan, 4.04%, Maturing July 31, 2014	1,199,948
Evergreen International Aviation
2,372	Term Loan, 10.50%, Maturing October 31, 2011(2)	1,910,493
Hawker Beechcraft Acquisition
3,434	Term Loan, 2.24%, Maturing March 26, 2014	2,584,222
204	Term Loan, 2.25%, Maturing March 26, 2014	153,306
Hexcel Corp.
469	Term Loan, 6.50%, Maturing May 21, 2014	472,266
PGS Solutions, Inc.
1,827	Term Loan, 2.52%, Maturing February 14, 2013	1,697,096
TransDigm, Inc.
4,425	Term Loan, 2.25%, Maturing June 23, 2013	4,257,483
Vought Aircraft Industries, Inc.
1,227	Term Loan, 7.50%, Maturing December 17, 2011	1,231,773
645	Term Loan, 7.50%, Maturing December 22, 2011	642,336
Wesco Aircraft Hardware Corp.
2,878	Term Loan, 2.49%, Maturing September 29, 2013	2,741,670

		$23,293,526

Air Transport — 0.3%

Delta Air Lines, Inc.
$3,990	Term Loan, 4.35%, Maturing April 30, 2012	$3,568,466
683	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	571,309

		$4,139,775

Automotive — 3.7%

Accuride Corp.
$750	DIP Loan, 1.00%, Maturing September 30, 2013(3)	$766,200
6,098	Term Loan, 9.25%, Maturing January 31, 2012	6,101,435
Adesa, Inc.
2,711	Term Loan, 2.99%, Maturing October 18, 2013	2,568,725
Allison Transmission, Inc.
1,938	Term Loan, 3.01%, Maturing September 30, 2014	1,784,094
Dayco Products, LLC
500	Term Loan, 10.00%, Maturing November 12, 2012	490,000
1,000	Term Loan, 10.00%, Maturing November 12, 2012	990,000
338	Term Loan, 9.25%, Maturing November 13, 2014	307,419
48	Term Loan, 12.50%, Maturing November 13, 2014(2)	44,130
Dollar Thrifty Automotive Group, Inc.
380	Term Loan, 2.73%, Maturing June 15, 2014	349,140
Federal-Mogul Corp.
6,178	Term Loan, 2.17%, Maturing December 27, 2014	5,204,762
3,931	Term Loan, 2.17%, Maturing December 27, 2015	3,311,525
Ford Motor Co.
5,399	Term Loan, 3.29%, Maturing December 15, 2013	5,016,184
Goodyear Tire & Rubber Co.
12,425	Term Loan - Second Lien, 2.34%, Maturing April 30, 2010	11,531,953
Keystone Automotive Operations, Inc.
946	Term Loan, 3.76%, Maturing January 12, 2012	612,505
LKQ Corp.
620	Term Loan, 2.48%, Maturing October 12, 2014	609,633
Tenneco Automotive, Inc.
525	Term Loan, 5.73%, Maturing March 17, 2014	496,125
TriMas Corp.
571	Term Loan, 2.52%, Maturing August 2, 2011	536,340
2,885	Term Loan, 6.00%, Maturing December 15, 2015	2,706,312
TRW Automotive, Inc.
950	Term Loan, 5.00%, Maturing May 30, 2016	953,266
United Components, Inc.
964	Term Loan, 2.25%, Maturing June 30, 2010	892,454

		$45,272,202

Beverage and Tobacco — 0.3%

Constellation Brands, Inc.
$529	Term Loan, 1.75%, Maturing June 5, 2013	$511,929
Culligan International Co.
1,775	Term Loan, 2.49%, Maturing November 24, 2014	1,398,552
Southern Wine & Spirits of America, Inc.
995	Term Loan, 5.50%, Maturing May 31, 2012	974,883
Van Houtte, Inc.
117	Term Loan, 2.75%, Maturing July 11, 2014	111,537
858	Term Loan, 2.75%, Maturing July 11, 2014	817,937

		$3,814,838

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Building and Development — 1.9%

AIMCO Properties, L.P.
$276	Term Loan, 1.73%, Maturing March 23, 2011	$270,112
Beacon Sales Acquisition, Inc.
1,599	Term Loan, 2.28%, Maturing September 30, 2013	1,504,938
Brickman Group Holdings, Inc.
1,649	Term Loan, 2.25%, Maturing January 23, 2014	1,560,115
Building Materials Corp. of America
2,764	Term Loan, 3.00%, Maturing February 22, 2014	2,569,515
Contech Construction Products
735	Term Loan, 2.24%, Maturing January 13, 2013	658,100
Epco/Fantome, LLC
210	Term Loan, 2.86%, Maturing November 23, 2010	191,100
LNR Property Corp.
1,775	Term Loan, 3.48%, Maturing July 3, 2011	1,269,450
Mueller Water Products, Inc.
2,338	Term Loan, 5.28%, Maturing May 24, 2014	2,301,867
NCI Building Systems, Inc.
96	Term Loan, 8.00%, Maturing June 18, 2010	89,844
Panolam Industries International, Inc.
2,306	Term Loan, 8.25%, Maturing December 31, 2013	2,079,882
Re/Max International, Inc.
5,131	Term Loan, 6.17%, Maturing December 17, 2012	5,054,132
Realogy Corp.
538	Term Loan, 3.23%, Maturing September 1, 2014	479,474
1,997	Term Loan, 3.29%, Maturing September 1, 2014	1,780,902
South Edge, LLC
1,750	Term Loan, 0.00%, Maturing October 31, 2009(4)	656,250
Standard Pacific Corp.
450	Term Loan, 2.02%, Maturing May 5, 2013	375,750
WCI Communities, Inc.
3,093	Term Loan, 10.07%, Maturing September 3, 2014	3,088,814

		$23,930,245

Business Equipment and Services — 9.1%

Activant Solutions, Inc.
$897	Term Loan, 2.31%, Maturing May 1, 2013	$837,118
1,333	Term Loan, 2.81%, Maturing May 1, 2013	1,243,893
Acxiom Corp.
1,121	Term Loan, 3.25%, Maturing March 15, 2015	1,118,447
Affiliated Computer Services
2,632	Term Loan, 2.23%, Maturing March 20, 2013	2,618,122
3,830	Term Loan, 2.23%, Maturing March 20, 2013	3,808,966
Affinion Group, Inc.
8,175	Term Loan, 2.73%, Maturing October 17, 2012	7,678,263
Allied Barton Security Service
890	Term Loan, 6.75%, Maturing February 21, 2015	897,942
Education Management, LLC
4,184	Term Loan, 2.06%, Maturing June 1, 2013	3,939,255
Euronet Worldwide, Inc.
860	Term Loan, 2.24%, Maturing April 4, 2012	810,550
Info USA, Inc.
405	Term Loan, 2.01%, Maturing February 14, 2012	389,472
Information Resources, Inc.
634	Term Loan, 2.09%, Maturing May 7, 2014	589,631
Intergraph Corp.
1,675	Term Loan, 2.26%, Maturing May 29, 2014	1,623,472
1,000	Term Loan - Second Lien, 6.26%, Maturing November 29, 2014	950,000
iPayment, Inc.
3,436	Term Loan, 2.24%, Maturing May 10, 2013	3,169,665
Kronos, Inc.
3,473	Term Loan, 2.25%, Maturing June 11, 2014	3,290,316
Language Line, Inc.
3,075	Term Loan, 5.50%, Maturing October 30, 2015	3,063,469
Mitchell International, Inc.
2,201	Term Loan, 2.31%, Maturing March 28, 2014	1,998,089
N.E.W. Holdings I, LLC
2,085	Term Loan, 2.73%, Maturing May 22, 2014	1,950,376
Protection One, Inc.
414	Term Loan, 2.48%, Maturing March 31, 2012	391,485
2,348	Term Loan, 6.25%, Maturing March 31, 2014	2,262,722
Quintiles Transnational Corp.
6,820	Term Loan, 2.25%, Maturing March 31, 2013	6,502,747
RiskMetrics Group Holdings, LLC
1,490	Term Loan, 2.25%, Maturing January 11, 2014	1,447,203
Sabre, Inc.
8,191	Term Loan, 2.49%, Maturing September 30, 2014	7,463,862
Safenet, Inc.
731	Term Loan, 2.73%, Maturing April 12, 2014	686,918
Serena Software, Inc.
3,369	Term Loan, 2.26%, Maturing March 10, 2013	3,101,811
Sitel (Client Logic)
3,956	Term Loan, 5.77%, Maturing January 29, 2014	3,461,670
Solera Holdings, LLC
1,451	Term Loan, 2.06%, Maturing May 15, 2014	1,391,518
SunGard Data Systems, Inc.
401	Term Loan, 1.98%, Maturing February 11, 2013	380,417
667	Term Loan, 6.75%, Maturing February 28, 2014	674,561
15,318	Term Loan, 3.90%, Maturing February 28, 2016	14,980,516

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Ticketmaster
$4,396	Term Loan, 3.51%, Maturing July 22, 2014	$4,373,736
Transaction Network Services, Inc.
1,000	Term Loan, 6.00%, Maturing May 4, 2012	1,001,563
Travelport, LLC
943	Term Loan, 2.75%, Maturing August 23, 2013	900,931
4,804	Term Loan, 2.77%, Maturing August 23, 2013	4,590,926
3,427	Term Loan, 2.78%, Maturing August 23, 2013	3,279,418
995	Term Loan, 10.50%, Maturing August 23, 2013	1,001,634
URS Corp.
279	Term Loan, 2.50%, Maturing May 15, 2013	274,187
Valassis Communications, Inc.
1,421	Term Loan, 2.01%, Maturing March 2, 2014	1,364,966
VWR International, Inc.
5,149	Term Loan, 2.73%, Maturing June 28, 2013	4,643,867
West Corp.
3,004	Term Loan, 2.61%, Maturing October 24, 2013	2,838,993
5,361	Term Loan, 4.11%, Maturing July 15, 2016	5,138,719

		$112,131,416

Cable and Satellite Television — 6.4%

Atlantic Broadband Finance, LLC
$347	Term Loan, 6.75%, Maturing June 8, 2013	$343,616
13	Term Loan, 2.51%, Maturing September 1, 2013	12,633
Bresnan Broadband Holdings, LLC
3,672	Term Loan, 2.27%, Maturing March 29, 2014	3,485,579
1,290	Term Loan, 2.29%, Maturing March 29, 2014	1,224,663
Cequel Communications, LLC
9,424	Term Loan, 2.26%, Maturing November 5, 2013	8,964,679
2,500	Term Loan - Second Lien, 4.76%, Maturing May 5, 2014	2,438,392
Charter Communications Operating, Inc.
14,235	Term Loan, 2.26%, Maturing April 28, 2013	13,375,278
985	Term Loan, 7.25%, Maturing March 6, 2014	1,006,385
CSC Holdings, Inc.
4,680	Term Loan, 2.00%, Maturing March 29, 2013	4,541,067
997	Term Loan, 2.00%, Maturing March 29, 2016	977,669
CW Media Holdings, Inc.
1,430	Term Loan, 3.50%, Maturing February 15, 2015	1,322,517
DirectTV Holdings, LLC
1,770	Term Loan, 1.73%, Maturing April 13, 2013	1,732,580
985	Term Loan, 5.25%, Maturing April 13, 2013	988,078
Foxco Acquisition Sub., LLC
3,928	Term Loan, 7.50%, Maturing July 2, 2015	3,711,502
Insight Midwest Holdings, LLC
4,713	Term Loan, 2.29%, Maturing April 6, 2014	4,502,963
MCC Iowa, LLC
226	Term Loan, 1.72%, Maturing March 31, 2010	223,276
1,222	Term Loan, 1.97%, Maturing January 31, 2015	1,138,876
1,960	Term Loan, 1.97%, Maturing January 31, 2015	1,825,865
1,478	Term Loan, 6.50%, Maturing January 3, 2016	1,493,198
Mediacom Illinois, LLC
6,157	Term Loan, 1.97%, Maturing January 31, 2015	5,725,972
1,995	Term Loan, 5.50%, Maturing March 31, 2017	2,003,479
UPC Broadband Holding B.V.
5,510	Term Loan, 1.99%, Maturing December 31, 2014	5,176,376
11,100	Term Loan, 3.74%, Maturing December 31, 2016	10,809,843
Virgin Media Investment Holding
1,490	Term Loan, 3.78%, Maturing March 30, 2012	1,480,720

		$78,505,206

Chemicals and Plastics — 5.2%

Ashland, Inc.
$791	Term Loan, 7.65%, Maturing November 20, 2014	$804,446
AZ Chem US, Inc.
843	Term Loan, 2.24%, Maturing February 28, 2013	815,684
Brenntag Holding GmbH and Co. KG
3,941	Term Loan, 1.98%, Maturing December 23, 2013	3,802,747
441	Term Loan, 2.02%, Maturing December 23, 2013	425,921
936	Term Loan, 1.98%, Maturing January 20, 2014	936,383
1,000	Term Loan - Second Lien, 4.25%, Maturing December 23, 2015	977,500
Celanese Holdings, LLC
1,611	Term Loan, 1.99%, Maturing April 2, 2014	1,536,488
7,465	Term Loan, 2.04%, Maturing April 2, 2014	7,099,756
Cognis GmbH
975	Term Loan, 2.25%, Maturing September 15, 2013	911,625
Columbian Chemicals Acquisition
2,286	Term Loan, 6.31%, Maturing March 16, 2013	1,977,347
Hexion Specialty Chemicals, Inc.
488	Term Loan, 2.56%, Maturing May 5, 2012	407,063
501	Term Loan, 2.25%, Maturing May 5, 2013	373,402
488	Term Loan, 2.56%, Maturing May 5, 2013	427,221
1,657	Term Loan, 2.56%, Maturing May 5, 2013	1,410,223
2,253	Term Loan, 2.56%, Maturing May 5, 2013	1,971,784
Huish Detergents, Inc.
585	Term Loan, 2.01%, Maturing April 26, 2014	549,900
1,000	Term Loan - Second Lien, 4.51%, Maturing November 7, 2014	943,750

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Huntsman International, LLC
$7,461	Term Loan, 1.98%, Maturing August 16, 2012	$7,072,114
2,500	Term Loan, 2.48%, Maturing June 30, 2016	2,381,250
INEOS Group
5,444	Term Loan, 7.50%, Maturing December 14, 2013	4,947,346
5,444	Term Loan, 8.00%, Maturing December 14, 2014	4,947,346
ISP Chemco, Inc.
2,730	Term Loan, 2.00%, Maturing June 4, 2014	2,561,649
Kranton Polymers, LLC
1,850	Term Loan, 2.31%, Maturing May 12, 2013	1,763,501
MacDermid, Inc.
2,060	Term Loan, 2.23%, Maturing April 12, 2014	1,795,675
Millenium Inorganic Chemicals
779	Term Loan, 2.50%, Maturing April 30, 2014	703,008
Momentive Performance Material
2,108	Term Loan, 2.50%, Maturing December 4, 2013	1,907,027
MSCI, Inc.
980	Term Loan, 2.76%, Maturing November 5, 2014	968,975
Nalco Co.
2,000	Term Loan, 1.98%, Maturing May 6, 2016	1,939,166
721	Term Loan, 6.50%, Maturing May 6, 2016	732,737
Rockwood Specialties Group, Inc.
2,985	Term Loan, 4.50%, Maturing December 10, 2012	3,012,363
3,943	Term Loan, 6.00%, Maturing May 15, 2014	3,991,801

		$64,095,198

Clothing / Textiles — 0.2%

Hanebrands, Inc.
$1,825	Term Loan, 5.25%, Maturing December 10, 2015	$1,846,672
The William Carter Co.
1,025	Term Loan, 1.74%, Maturing July 14, 2012	989,344

		$2,836,016

Conglomerates — 3.1%

Amsted Industries, Inc.
$2,846	Term Loan, 2.28%, Maturing October 15, 2010	$2,660,663
458	Term Loan, 2.26%, Maturing April 5, 2013	428,411
Doncasters (Dunde HoldCo 4 Ltd.)
623	Term Loan, 4.23%, Maturing July 13, 2015	535,660
623	Term Loan, 4.73%, Maturing July 13, 2015	535,660
Gentek Holding, LLC
525	Term Loan, 7.00%, Maturing October 29, 2014	530,797
Jarden Corp.
66	Term Loan, 2.00%, Maturing January 24, 2012	64,321
2,428	Term Loan, 2.00%, Maturing January 24, 2012	2,344,364
2,287	Term Loan, 2.75%, Maturing January 24, 2012	2,233,943
Johnson Diversey, Inc.
1,375	Term Loan, 5.50%, Maturing November 24, 2015	1,387,891
Manitowoc Company, Inc. (The)
6,657	Term Loan, 7.50%, Maturing August 21, 2014	6,474,004
Polymer Group, Inc.
1,423	Term Loan, 2.49%, Maturing November 22, 2012	1,385,292
2,213	Term Loan, 7.00%, Maturing November 22, 2014	2,224,347
RBS Global, Inc.
3,272	Term Loan, 2.50%, Maturing July 19, 2013	3,037,898
7,671	Term Loan, 2.79%, Maturing July 19, 2013	7,244,319
RGIS Holdings, LLC
112	Term Loan, 2.75%, Maturing April 30, 2014	98,463
2,236	Term Loan, 2.77%, Maturing April 30, 2014	1,969,261
US Investigations Services, Inc.
4,251	Term Loan, 3.25%, Maturing February 21, 2015	3,831,350
Vertrue, Inc.
1,015	Term Loan, 3.26%, Maturing August 16, 2014	832,589

		$37,819,233

Containers and Glass Products — 2.3%

Berry Plastics Corp.
$3,651	Term Loan, 2.25%, Maturing April 3, 2015	$3,186,239
Consolidated Container Co.
729	Term Loan, 2.50%, Maturing March 28, 2014	671,025
Crown Americas, Inc.
480	Term Loan, 1.98%, Maturing November 15, 2012	470,400
Graham Packaging Holdings Co.
2,653	Term Loan, 2.50%, Maturing October 7, 2011	2,616,140
7,575	Term Loan, 6.75%, Maturing April 5, 2014	7,642,725
Graphic Packaging International, Inc.
5,312	Term Loan, 2.28%, Maturing May 16, 2014	5,127,438
3,110	Term Loan, 3.04%, Maturing May 16, 2014	3,031,997
JSG Acquisitions
126	Term Loan, 3.66%, Maturing December 31, 2013	124,347
126	Term Loan, 3.91%, Maturing December 13, 2014	124,347
Kranson Industries, Inc.
291	Term Loan, 2.48%, Maturing July 31, 2013	274,966
Owens-Brockway Glass Container
403	Term Loan, 1.73%, Maturing June 14, 2013	392,180
Reynolds Group Holdings, Inc.
1,500	Term Loan, 6.25%, Maturing November 5, 2015	1,511,250

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Containers and Glass Products (continued)

Smurfit-Stone Container Corp.
$1,212	Revolving Loan, 2.84%, Maturing July 28, 2010	$1,205,457
402	Revolving Loan, 3.06%, Maturing July 28, 2010	400,106
158	Term Loan, 2.50%, Maturing November 1, 2011	156,192
277	Term Loan, 2.50%, Maturing November 1, 2011	273,939
522	Term Loan, 2.50%, Maturing November 1, 2011	516,602
243	Term Loan, 4.50%, Maturing November 1, 2011	240,714
Tegrant Holding Corp.
973	Term Loan, 3.51%, Maturing March 8, 2013	833,919

		$28,799,983

Cosmetics / Toiletries — 0.5%

American Safety Razor Co.
$2,144	Term Loan, 2.79%, Maturing July 31, 2013	$1,933,731
Bausch & Lomb, Inc.
900	Term Loan, 3.50%, Maturing April 30, 2015	859,325
3,683	Term Loan, 3.50%, Maturing April 30, 2015	3,516,040
Prestige Brands, Inc.
163	Term Loan, 2.48%, Maturing April 7, 2011	160,525

		$6,469,621

Drugs — 0.7%

Chattem, Inc.
$613	Term Loan, 2.02%, Maturing January 2, 2013	$610,551
Graceway Pharmaceuticals, LLC
4,165	Term Loan, 2.98%, Maturing May 3, 2012	2,811,272
Pharmaceutical Holdings Corp.
155	Term Loan, 3.51%, Maturing January 30, 2012	147,650
Royal Pharma Finance Trust
483	Term Loan, 2.50%, Maturing April 16, 2013	471,491
Warner Chilcott Corp.
1,137	Term Loan, 5.50%, Maturing October 30, 2014	1,140,691
950	Term Loan, Maturing April 30, 2015(5)	951,781
568	Term Loan, 5.75%, Maturing April 30, 2015	570,346
1,251	Term Loan, 5.75%, Maturing April 30, 2015	1,254,761

		$7,958,543

Ecological Services and Equipment — 0.6%

Big Dumpster Merger Sub, Inc.
$1,001	Term Loan, 2.49%, Maturing February 5, 2013	$766,132
IESI Corp.
2,000	Term Loan, 1.98%, Maturing January 20, 2012	1,920,000
Sensus Metering Systems, Inc.
3,140	Term Loan, 6.99%, Maturing June 3, 2013	3,151,757
Synagro Technologies, Inc.
731	Term Loan, 2.23%, Maturing June 21, 2012	603,281
Wastequip, Inc.
422	Term Loan, 2.49%, Maturing February 5, 2013	322,582

		$6,763,752

Electronics / Electrical — 3.2%

Aspect Software, Inc.
$2,700	Term Loan, 3.25%, Maturing July 11, 2011	$2,531,192
Baldor Electric Co.
694	Term Loan, 5.25%, Maturing January 31, 2014	694,814
Fairchild Semiconductor Corp.
555	Term Loan, 1.75%, Maturing June 26, 2013	521,656
Freescale Semiconductor, Inc.
7,206	Term Loan, 1.99%, Maturing December 1, 2013	6,337,183
Infor Enterprise Solutions Holdings
2,447	Term Loan, 2.99%, Maturing July 28, 2012	2,212,767
747	Term Loan, 3.99%, Maturing July 28, 2012	675,362
1,431	Term Loan, 3.99%, Maturing July 28, 2012	1,294,445
Network Solutions, LLC
756	Term Loan, 2.51%, Maturing March 7, 2014	673,039
Open Solutions, Inc.
4,104	Term Loan, 2.41%, Maturing January 23, 2014	3,414,367
Sensata Technologies Finance Co.
5,310	Term Loan, 2.03%, Maturing April 27, 2013	4,739,029
Spectrum Brands, Inc.
463	Term Loan, 8.00%, Maturing March 30, 2013	459,180
8,984	Term Loan, 8.00%, Maturing March 30, 2013	8,913,753
SS&C Technologies, Inc.
3,082	Term Loan, 2.25%, Maturing November 23, 2012	2,959,183
VeriFone, Inc.
2,580	Term Loan, 2.99%, Maturing October 31, 2013	2,450,854
Vertafore, Inc.
2,178	Term Loan, 5.50%, Maturing July 31, 2014	2,047,230

		$39,924,054

Equipment Leasing — 0.2%

Hertz Corp.
$380	Term Loan, 2.00%, Maturing December 21, 2012	$361,280
2,065	Term Loan, 2.02%, Maturing December 21, 2012	1,963,301

		$2,324,581

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Farming / Agriculture — 0.1%

BF Bolthouse HoldCo, LLC
$1,189	Term Loan, 5.50%, Maturing December 16, 2012	$1,159,696
Central Garden & Pet Co.
223	Term Loan, 1.74%, Maturing February 28, 2014	211,734

		$1,371,430

Financial Intermediaries — 2.0%

Asset Acceptence Capital Corp.
$1,969	Term Loan, 3.52%, Maturing June 5, 2013	$1,910,024
Citco III, Ltd.
2,827	Term Loan, 4.43%, Maturing June 30, 2014	2,523,036
E.A. Viner International Co.
260	Term Loan, 4.76%, Maturing July 31, 2013	247,675
First Data
1,000	Term Loan, Maturing September 24, 2014(5)	888,750
2,500	Term Loan, Maturing September 24, 2014(5)	2,230,625
Grosvenor Capital Management
1,583	Term Loan, 2.25%, Maturing December 5, 2013	1,440,347
Lender Processing Services, Inc.
1,987	Term Loan, 2.73%, Maturing July 2, 2014	1,973,729
LPL Holdings, Inc.
7,174	Term Loan, 2.00%, Maturing December 18, 2014	6,766,429
Nuveen Investments, Inc.
6,540	Term Loan, 3.28%, Maturing November 2, 2014	5,750,551
Oxford Acquisition III, Ltd.
765	Term Loan, 2.28%, Maturing May 24, 2014	709,316
RJO Holdings Corp. (RJ O’Brien)
478	Term Loan, 5.24%, Maturing July 31, 2014	316,516

		$24,756,998

Food Products — 2.7%

Acosta, Inc.
$5,774	Term Loan, 2.49%, Maturing July 28, 2013	$5,465,823
Advance Food Company, Inc.
15	Term Loan, 1.99%, Maturing March 16, 2014	13,790
169	Term Loan, 1.99%, Maturing March 16, 2014	159,663
Advantage Sales & Marketing, Inc.
4,865	Term Loan, 2.29%, Maturing March 29, 2013	4,621,980
American Seafoods Group, LLC
288	Term Loan, 4.00%, Maturing September 30, 2011	262,343
1,176	Term Loan, 4.00%, Maturing September 30, 2012	1,138,829
B&G Foods, Inc.
1,500	Term Loan, 2.26%, Maturing February 23, 2013	1,471,875
Dean Foods Co.
4,399	Term Loan, 1.64%, Maturing April 2, 2014	4,202,176
Dole Food Company, Inc.
839	Term Loan, 8.00%, Maturing April 12, 2013	849,220
350	Term Loan, 8.00%, Maturing April 12, 2013	354,402
1,095	Term Loan, 8.00%, Maturing April 12, 2013	1,108,244
Michael Foods, Inc.
229	Term Loan, 6.50%, Maturing April 30, 2014	231,606
Pinnacle Foods Finance, LLC
1,700	Term Loan, Maturing April 2, 2014(5)	1,713,282
9,502	Term Loan, 2.99%, Maturing April 2, 2014	8,880,719
Reddy Ice Group, Inc.
2,675	Term Loan, 1.98%, Maturing August 9, 2012	2,390,112

		$32,864,064

Food Service — 2.4%

AFC Enterprises, Inc.
$553	Term Loan, 7.00%, Maturing May 11, 2011	$556,942
Aramark Corp.
15,060	Term Loan, 2.13%, Maturing January 26, 2014	14,316,772
966	Term Loan, 2.14%, Maturing January 26, 2014	918,711
113	Term Loan, 3.24%, Maturing October 22, 2014	108,307
Buffets, Inc.
655	Term Loan, 18.00%, Maturing April 30, 2012(2)	668,490
98	Term Loan, 7.16%, Maturing November 1, 2013(2)	87,724
491	Term Loan - Second Lien, 17.78%, Maturing November 1, 2013(2)	439,287
CBRL Group, Inc.
159	Term Loan, 1.79%, Maturing April 27, 2013	150,891
1,302	Term Loan, 2.79%, Maturing April 27, 2016	1,244,553
Denny’s, Inc.
100	Term Loan, 2.38%, Maturing March 31, 2012	96,250
267	Term Loan, 2.55%, Maturing March 31, 2012	256,667
JRD Holdings, Inc.
4,288	Term Loan, 2.50%, Maturing June 26, 2014	4,099,927
NPC International, Inc.
848	Term Loan, 2.02%, Maturing May 3, 2013	798,078
OSI Restaurant Partners, LLC
333	Term Loan, 3.08%, Maturing May 9, 2013	272,831
3,822	Term Loan, 2.66%, Maturing May 9, 2014	3,131,179
QCE Finance, LLC
1,459	Term Loan, 2.56%, Maturing May 5, 2013	1,198,417
Sagittarius Restaurants, LLC
219	Term Loan, 9.75%, Maturing March 29, 2013	202,083

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Food Service (continued)

Weight Watchers International, Inc.
$970	Term Loan, 1.81%, Maturing January 26, 2014	$936,354

		$29,483,463

Food / Drug Retailers — 3.0%

General Nutrition Centers, Inc.
$9,458	Term Loan, 2.52%, Maturing September 16, 2013	$8,849,348
Krispy Kreme Doughnut Corp.
204	Term Loan, 10.75%, Maturing February 16, 2014	195,934
Pantry, Inc. (The)
570	Term Loan, 1.74%, Maturing May 15, 2014	533,643
1,978	Term Loan, 1.74%, Maturing May 15, 2014	1,853,493
Rite Aid Corp.
10,532	Term Loan, 1.99%, Maturing June 1, 2014	9,305,158
3,896	Term Loan, 6.00%, Maturing June 4, 2014	3,665,865
3,000	Term Loan, 9.50%, Maturing June 4, 2014	3,114,843
Roundy’s Supermarkets, Inc.
880	Term Loan, Maturing November 3, 2011(5)	871,063
7,230	Term Loan, 6.39%, Maturing November 3, 2013	7,212,083
Supervalu, Inc.
1,471	Term Loan, 1.53%, Maturing June 1, 2012	1,417,649

		$37,019,079

Forest Products — 1.4%

Appleton Papers, Inc.
$1,786	Term Loan, 6.63%, Maturing June 5, 2014	$1,655,885
Georgia-Pacific Corp.
4,347	Term Loan, 2.23%, Maturing December 20, 2012	4,210,344
9,548	Term Loan, 2.26%, Maturing December 20, 2012	9,247,684
2,150	Term Loan, 3.50%, Maturing December 23, 2014	2,144,827

		$17,258,740

Health Care — 11.1%

1-800 Contacts, Inc.
$1,992	Term Loan, 7.70%, Maturing March 4, 2015	$1,932,688
Accellent, Inc.
1,441	Term Loan, 2.51%, Maturing November 22, 2012	1,361,464
Alliance Healthcare Services
1,975	Term Loan, 5.50%, Maturing June 1, 2016	1,952,781
American Medical Systems
283	Term Loan, 2.50%, Maturing July 20, 2012	275,439
AMR HoldCo, Inc.
1,276	Term Loan, 2.23%, Maturing February 10, 2012	1,231,592
Biomet, Inc.
12,894	Term Loan, 3.25%, Maturing December 26, 2014	12,358,612
Bright Horizons Family Solutions, Inc.
788	Term Loan, 7.50%, Maturing May 15, 2015	789,970
Cardinal Health 409, Inc.
4,634	Term Loan, 2.48%, Maturing April 10, 2014	3,956,226
Carestream Health, Inc.
4,476	Term Loan, 2.24%, Maturing April 30, 2013	4,229,133
Community Health Systems, Inc.
775	Term Loan, 2.51%, Maturing July 25, 2014	732,124
15,151	Term Loan, 2.51%, Maturing July 25, 2014	14,321,977
Concentra, Inc.
463	Term Loan, 2.51%, Maturing June 25, 2014	433,601
ConMed Corp.
661	Term Loan, 1.74%, Maturing April 13, 2013	621,535
CRC Health Corp.
757	Term Loan, 2.50%, Maturing February 6, 2013	686,851
1,669	Term Loan, 2.50%, Maturing February 6, 2013	1,514,566
DaVita, Inc.
3,056	Term Loan, 1.75%, Maturing October 5, 2012	2,973,932
DJO Finance, LLC
1,531	Term Loan, 3.23%, Maturing May 15, 2014	1,448,135
Fenwal, Inc.
146	Term Loan, 2.51%, Maturing February 28, 2014	125,000
852	Term Loan, 2.51%, Maturing February 28, 2014	729,375
Fresenius Medical Care Holdings
1,245	Term Loan, 1.63%, Maturing March 31, 2013	1,200,519
Fresenius SE
161	Term Loan, 6.75%, Maturing September 30, 2014	162,784
300	Term Loan, 6.75%, Maturing September 30, 2014	302,173
Hanger Orthopedic Group, Inc.
301	Term Loan, 2.24%, Maturing May 30, 2013	285,201
HCA, Inc.
16,927	Term Loan, 2.50%, Maturing November 18, 2013	16,200,944
Health Management Association, Inc.
14,267	Term Loan, 2.00%, Maturing February 28, 2014	13,336,118
HealthSouth Corp.
2,527	Term Loan, 2.51%, Maturing March 10, 2013	2,403,491
1,000	Term Loan, 2.65%, Maturing March 10, 2013	920,000
4,080	Term Loan, 4.01%, Maturing March 15, 2014	3,953,089
Ikaria Acquisition, Inc.
1,741	Term Loan, 2.51%, Maturing March 28, 2013	1,634,270
IM U.S. Holdings, LLC
5,595	Term Loan, 2.24%, Maturing June 26, 2014	5,304,626
inVentiv Health, Inc.
1,565	Term Loan, 2.01%, Maturing July 6, 2014	1,484,101

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Health Care (continued)

Invitrogen Corp.
$1,928	Term Loan, 5.25%, Maturing September 30, 2015	$1,942,760
LifePoint Hospitals, Inc.
1,421	Term Loan, 1.89%, Maturing April 15, 2012	1,380,119
MultiPlan Merger Corp.
1,615	Term Loan, 2.75%, Maturing April 12, 2013	1,525,567
2,189	Term Loan, 2.75%, Maturing April 12, 2013	2,067,153
Mylan, Inc.
7,779	Term Loan, 3.55%, Maturing October 2, 2014	7,620,408
National Mentor Holdings, Inc.
3,052	Term Loan, 2.26%, Maturing June 29, 2013	2,719,719
193	Term Loan, 4.15%, Maturing June 29, 2013	172,253
National Renal Institutes, Inc.
234	Term Loan, 4.50%, Maturing March 31, 2013(2)	215,320
Physiotherapy Associates, Inc.
527	Term Loan, 7.50%, Maturing June 27, 2013	393,999
RadNet Management, Inc.
2,943	Term Loan, 4.53%, Maturing November 15, 2012	2,839,544
ReAble Therapeutics Finance, LLC
3,661	Term Loan, 2.26%, Maturing November 16, 2013	3,505,094
RehabCare Group, Inc.
1,400	Term Loan, 6.00%, Maturing November 20, 2015	1,388,771
Renal Advantage, Inc.
720	Term Loan, 2.75%, Maturing October 5, 2012	680,678
Select Medical Holdings Corp.
523	Term Loan, 4.02%, Maturing August 5, 2014	508,527
4,578	Term Loan, 4.02%, Maturing August 5, 2014	4,455,943
Sunrise Medical Holdings, Inc.
443	Term Loan, 8.25%, Maturing May 13, 2010	369,885
TZ Merger Sub., Inc. (TriZetto)
2,202	Term Loan, 7.50%, Maturing July 24, 2015	2,211,326
Vanguard Health Holding Co., LLC
2,901	Term Loan, 2.48%, Maturing September 23, 2011	2,851,381
Viant Holdings, Inc.
385	Term Loan, 2.51%, Maturing June 25, 2014	381,235

		$136,091,999

Home Furnishings — 1.4%

Hunter Fan Co.
$261	Term Loan, 2.74%, Maturing April 16, 2014	$203,326
Interline Brands, Inc.
569	Term Loan, 1.98%, Maturing June 23, 2013	525,901
2,089	Term Loan, 2.00%, Maturing June 23, 2013	1,931,888
National Bedding Co., LLC
4,409	Term Loan, 2.31%, Maturing August 31, 2011	4,060,054
1,291	Term Loan - Second Lien, 5.31%, Maturing August 31, 2012	1,073,586
Oreck Corp.
485	Term Loan, 0.00%, Maturing February 2, 2012(6)(7)	174,292
Simmons Co.
9,250	Term Loan, 10.50%, Maturing December 19, 2011	9,175,058

		$17,144,105

Industrial Equipment — 2.2%

Brand Energy and Infrastructure Services, Inc.
$1,985	Term Loan, 2.56%, Maturing February 7, 2014	$1,848,246
538	Term Loan, 3.56%, Maturing February 7, 2014	502,007
Bucyrus International, Inc.
489	Term Loan, 1.76%, Maturing May 4, 2014	469,506
CEVA Group PLC U.S.
732	Term Loan, 3.24%, Maturing January 4, 2014	615,365
1,729	Term Loan, 3.24%, Maturing January 4, 2014	1,453,402
485	Term Loan, 3.25%, Maturing January 4, 2014	408,877
EPD Holdings (Goodyear Engineering Products)
251	Term Loan, 2.74%, Maturing July 13, 2014	205,818
1,756	Term Loan, 2.74%, Maturing July 13, 2014	1,438,806
Flowserve Corp.
227	Term Loan, 1.81%, Maturing August 10, 2012	220,818
Generac Acquisition Corp.
1,265	Term Loan, 2.78%, Maturing November 7, 2013	1,184,836
Gleason Corp.
175	Term Loan, 2.02%, Maturing June 30, 2013	169,647
337	Term Loan, 2.02%, Maturing June 30, 2013	326,828
Itron, Inc.
212	Term Loan, 3.99%, Maturing April 18, 2014	210,448
Jason, Inc.
264	Term Loan, 5.99%, Maturing April 30, 2010	173,133
John Maneely Co.
5,297	Term Loan, 3.51%, Maturing December 8, 2013	4,984,449
Kinetek Acquisition Corp.
46	Term Loan, 2.92%, Maturing November 10, 2013	31,794
450	Term Loan, 2.92%, Maturing November 10, 2013	309,306
LN Acquisitions Corp.
123	Term Loan, 2.79%, Maturing July 11, 2014	108,570
318	Term Loan, 3.54%, Maturing July 11, 2014	281,742
Polypore, Inc.
10,546	Term Loan, 2.49%, Maturing July 3, 2014	9,966,015

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Industrial Equipment (continued)

Sequa Corp.
$1,990	Term Loan, 3.88%, Maturing November 30, 2014	$1,782,151
TFS Acquisition Corp.
1,216	Term Loan, 14.00%, Maturing August 11, 2013(2)	843,675

		$27,535,439

Insurance — 1.8%

Alliant Holdings I, Inc.
$684	Term Loan, 3.25%, Maturing August 21, 2014	$627,799
AmWINS Group, Inc.
2,482	Term Loan, 2.76%, Maturing June 8, 2013	2,165,881
Applied Systems, Inc.
4,698	Term Loan, 2.73%, Maturing September 26, 2013	4,345,711
CCC Information Services Group, Inc.
2,258	Term Loan, 2.49%, Maturing February 10, 2013	2,162,163
Conseco, Inc.
3,358	Term Loan, 7.50%, Maturing October 10, 2013	3,187,444
Crawford & Company
860	Term Loan, 5.25%, Maturing October 31, 2013	838,848
Crump Group, Inc.
555	Term Loan, 3.24%, Maturing August 4, 2014	496,316
Hub International Holdings, Inc.
644	Term Loan, 2.75%, Maturing June 13, 2014	592,419
2,865	Term Loan, 2.75%, Maturing June 13, 2014	2,635,935
873	Term Loan, 6.75%, Maturing June 30, 2014	865,721
U.S.I. Holdings Corp.
3,859	Term Loan, 3.01%, Maturing May 4, 2014	3,444,061
998	Term Loan, 7.00%, Maturing May 4, 2014	967,575

		$22,329,873

Leisure Goods / Activities / Movies — 4.7%

AMC Entertainment, Inc.
$7,070	Term Loan, 1.73%, Maturing January 26, 2013	$6,698,401
AMF Bowling Worldwide, Inc.
463	Term Loan, 2.73%, Maturing June 8, 2013	397,641
Bombardier Recreational Products
3,484	Term Loan, 3.28%, Maturing June 28, 2013	2,506,004
Carmike Cinemas, Inc.
4,992	Term Loan, 3.74%, Maturing May 19, 2012	4,873,263
1,910	Term Loan, 4.24%, Maturing May 19, 2012	1,865,024
Cedar Fair, L.P.
888	Term Loan, 2.23%, Maturing August 30, 2012	881,066
4,552	Term Loan, 4.23%, Maturing February 17, 2014	4,504,553
Cinemark, Inc.
5,858	Term Loan, 2.03%, Maturing October 5, 2013	5,592,394
Dave & Buster’s, Inc.
48	Term Loan, 2.54%, Maturing March 8, 2013	46,856
120	Term Loan, 2.54%, Maturing March 8, 2013	117,906
Deluxe Entertainment Services
59	Term Loan, 2.50%, Maturing January 28, 2011	54,921
101	Term Loan, 6.25%, Maturing January 28, 2011	93,872
962	Term Loan, 6.25%, Maturing January 28, 2011	894,711
DW Funding, LLC
423	Term Loan, 2.17%, Maturing April 30, 2011	370,312
Fender Musical Instruments Corp.
1,385	Term Loan, 2.51%, Maturing June 9, 2014	1,184,224
701	Term Loan, 2.54%, Maturing June 9, 2014	598,996
Mega Blocks, Inc.
1,450	Term Loan, 9.75%, Maturing July 26, 2012	761,404
Metro-Goldwyn-Mayer Holdings, Inc.
246	Term Loan, 0.00%, Maturing April 8, 2012(6)	159,009
2,926	Term Loan, 0.00%, Maturing April 8, 2012(6)	1,892,564
National CineMedia, LLC
3,400	Term Loan, 2.01%, Maturing February 13, 2015	3,192,600
Regal Cinemas Corp.
8,267	Term Loan, 4.00%, Maturing November 10, 2010	8,255,435
Revolution Studios Distribution Co., LLC
545	Term Loan, 3.99%, Maturing December 21, 2014	495,553
Six Flags Theme Parks, Inc.
2,063	Term Loan, 2.49%, Maturing April 30, 2015	2,019,406
SW Acquisition Co., Inc.
2,825	Term Loan, 5.75%, Maturing May 31, 2016	2,844,775
Universal City Development Partners, Ltd.
3,950	Term Loan, 6.50%, Maturing November 6, 2014	3,970,738
Zuffa, LLC
3,445	Term Loan, 2.31%, Maturing June 20, 2016	3,118,840

		$57,390,468

Lodging and Casinos — 2.2%

Ameristar Casinos, Inc.
$721	Term Loan, 3.53%, Maturing November 10, 2012	$717,597
Green Valley Ranch Gaming, LLC
1,229	Term Loan, 2.28%, Maturing February 16, 2014	858,694
Harrah’s Operating Co.
1,589	Term Loan, 3.28%, Maturing January 28, 2015	1,286,998
2,917	Term Loan, 3.28%, Maturing January 28, 2015	2,370,559
2,000	Term Loan, 9.50%, Maturing October 31, 2016	1,994,376

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Lodging and Casinos (continued)

Herbst Gaming, Inc.
$70	Term Loan, 0.00%, Maturing December 2, 2011(6)	$37,113
1,666	Term Loan, 0.00%, Maturing December 2, 2011(6)	878,883
Isle of Capri Casinos, Inc.
986	Term Loan, 1.98%, Maturing November 30, 2013	928,014
1,182	Term Loan, 1.98%, Maturing November 30, 2013	1,112,326
2,955	Term Loan, 2.00%, Maturing November 30, 2013	2,780,814
LodgeNet Entertainment Corp.
2,879	Term Loan, 2.26%, Maturing April 4, 2014	2,634,292
New World Gaming Partners, Ltd.
737	Term Loan, 2.79%, Maturing June 30, 2014	613,448
149	Term Loan, 2.79%, Maturing June 30, 2014	124,251
Penn National Gaming, Inc.
3,906	Term Loan, 1.99%, Maturing October 3, 2012	3,791,951
Tropicana Entertainment, Inc.
372	Term Loan, 0.00%, Maturing December 29, 2012(3)	345,672
Venetian Casino Resort/Las Vegas Sands, Inc.
902	Term Loan, 2.01%, Maturing May 14, 2014	792,206
3,897	Term Loan, 2.01%, Maturing May 23, 2014	3,423,985
VML US Finance, LLC
70	Term Loan, 4.76%, Maturing May 25, 2012	66,034
139	Term Loan, 4.76%, Maturing May 25, 2013	132,067
751	Term Loan, 4.76%, Maturing May 25, 2013	713,162
Wimar OpCo, LLC
3,801	Term Loan, 0.00%, Maturing January 3, 2012(6)	1,182,913

		$26,785,355

Nonferrous Metals / Minerals — 1.4%

Compass Minerals Group, Inc.
$1,983	Term Loan, 1.76%, Maturing December 22, 2012	$1,957,892
Noranda Aluminum Acquisition
5,415	Term Loan, 2.23%, Maturing May 18, 2014	4,494,089
Novelis, Inc.
1,207	Term Loan, 2.24%, Maturing June 28, 2014	1,106,303
3,219	Term Loan, 2.25%, Maturing June 28, 2014	2,950,877
Oxbow Carbon and Mineral Holdings
6,703	Term Loan, 2.25%, Maturing May 8, 2014	6,362,670
Tube City IMS Corp.
108	Term Loan, 2.50%, Maturing January 25, 2014	101,472
867	Term Loan, 2.50%, Maturing January 25, 2014	815,323

		$17,788,626

Oil and Gas — 3.1%

Atlas Pipeline Partners, L.P.
$4,445	Term Loan, 6.75%, Maturing July 20, 2014	$4,389,525
Big West Oil, LLC
543	Term Loan, 4.50%, Maturing May 1, 2014	521,345
683	Term Loan, 4.50%, Maturing May 1, 2014	655,405
Citgo Petroleum Corp.
5,325	Term Loan, 1.72%, Maturing November 15, 2012	5,005,491
Dresser, Inc.
2,815	Term Loan, 2.52%, Maturing May 4, 2014	2,631,345
Dynegy Holdings, Inc.
667	Term Loan, 3.99%, Maturing April 2, 2013	640,688
9,126	Term Loan, 3.99%, Maturing April 2, 2013	8,768,413
Energy Transfer Equity, L.P.
900	Term Loan, 1.98%, Maturing February 8, 2012	889,312
Enterprise GP Holdings, L.P.
784	Term Loan, 2.51%, Maturing October 31, 2014	752,640
Hercules Offshore, Inc.
3,415	Term Loan, 6.00%, Maturing July 6, 2013	3,276,586
Niska Gas Storage
54	Term Loan, 1.98%, Maturing May 13, 2011	51,571
80	Term Loan, 1.98%, Maturing May 13, 2011	76,446
835	Term Loan, 1.98%, Maturing May 12, 2013	793,763
Precision Drilling Corp.
893	Term Loan, 4.29%, Maturing December 23, 2013	880,023
3,440	Term Loan, 8.25%, Maturing September 30, 2014	3,461,181
SemGroup Corp.
1,675	Term Loan, 7.16%, Maturing November 27, 2013	1,652,667
Targa Resources, Inc.
494	Term Loan, 2.23%, Maturing October 31, 2012	494,021
394	Term Loan, 2.25%, Maturing October 31, 2012	394,467
1,800	Term Loan, Maturing June 4, 2017(5)	1,806,750
Volnay Acquisition Co.
936	Term Loan, 3.62%, Maturing January 12, 2014	921,960

		$38,063,599

Publishing — 5.5%

American Media Operations, Inc.
$3,995	Term Loan, 10.00%, Maturing January 31, 2013(2)	$3,724,195
Aster Zweite Beteiligungs GmbH
1,000	Term Loan, 2.89%, Maturing September 27, 2013	931,667
Black Press US Partnership
348	Term Loan, 2.26%, Maturing August 2, 2013	233,438
574	Term Loan, 2.26%, Maturing August 2, 2013	384,486

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Publishing (continued)

GateHouse Media Operating, Inc.
$868	Term Loan, 2.24%, Maturing August 28, 2014	$320,251
2,232	Term Loan, 2.24%, Maturing August 28, 2014	822,874
1,000	Term Loan, 2.49%, Maturing August 28, 2014	368,750
Getty Images, Inc.
5,852	Term Loan, 6.25%, Maturing July 2, 2015	5,889,430
Lamar Media Corp.
1,890	Term Loan, 5.50%, Maturing September 30, 2012	1,899,863
975	Term Loan, 5.50%, Maturing March 31, 2013	979,557
Laureate Education, Inc.
1,183	Term Loan, 3.53%, Maturing August 17, 2014	1,059,308
7,902	Term Loan, 3.53%, Maturing August 17, 2014	7,077,479
998	Term Loan, 7.00%, Maturing August 31, 2014	972,563
Local Insight Regatta Holdings, Inc.
1,298	Term Loan, 7.75%, Maturing April 23, 2015	1,025,710
MediaNews Group, Inc.
1,025	Term Loan, 6.73%, Maturing August 25, 2010	322,774
311	Term Loan, 6.73%, Maturing December 30, 2010	98,083
1,655	Term Loan, 6.73%, Maturing August 2, 2013	521,296
Merrill Communications, LLC
1,594	Term Loan, 8.50%, Maturing December 24, 2012	1,277,141
Nelson Education, Ltd.
342	Term Loan, 2.75%, Maturing July 5, 2014	304,491
Newspaper Holdings, Inc.
310	Term Loan, 1.75%, Maturing July 24, 2014	170,621
Nielsen Finance, LLC
10,815	Term Loan, 2.23%, Maturing August 9, 2013	10,145,589
4,977	Term Loan, 3.98%, Maturing May 1, 2016	4,707,848
Penton Media, Inc.
975	Term Loan, 2.53%, Maturing February 1, 2013	664,176
Philadelphia Newspapers, LLC
472	Term Loan, 0.00%, Maturing June 29, 2013(6)	94,410
Reader’s Digest Association, Inc. (The)
1,701	DIP Loan, 13.50%, Maturing August 21, 2010	1,775,642
1,673	Revolving Loan, 4.53%, Maturing March 3, 2014	863,643
6,737	Term Loan, 4.23%, Maturing March 3, 2014	3,478,012
600	Term Loan, 7.00%, Maturing March 3, 2014	309,724
SGS International, Inc.
2,811	Term Loan, 2.79%, Maturing December 30, 2011	2,705,173
193	Term Loan, 2.79%, Maturing December 30, 2011	185,378
Source Interlink Companies, Inc.
457	Term Loan, 10.75%, Maturing June 18, 2013	390,594
245	Term Loan, 15.00%, Maturing June 18, 2013(2)	85,729
Source Media, Inc.
631	Term Loan, 5.26%, Maturing November 8, 2011	545,562
Springer Science+Business Media
3,000	Term Loan, Maturing June 19, 2016(5)	3,030,000
Star Tribune Co. (The)
112	Term Loan, 8.00%, Maturing September 28, 2014(7)	77,619
167	Term Loan, 8.00%, Maturing September 28, 2014(7)	132,990
Super Media, Inc.
3,182	Term Loan, 11.00%, Maturing December 31, 2015	3,125,839
TL Acquisitions, Inc.
2,366	Term Loan, 2.75%, Maturing July 5, 2014	2,166,322
Tribune Co.
3,414	Term Loan, 0.00%, Maturing April 10, 2010(6)	1,949,987
1,975	Term Loan, 0.00%, Maturing May 17, 2014(6)	1,024,544
Xsys, Inc.
132	Term Loan, 2.89%, Maturing September 27, 2013	123,005
597	Term Loan, 2.89%, Maturing September 27, 2013	556,406
135	Term Loan, 2.89%, Maturing September 27, 2014	125,640
639	Term Loan, 2.89%, Maturing September 27, 2014	594,918
Yell Group, PLC
1,141	Term Loan, 3.98%, Maturing July 31, 2014	852,452

		$68,095,179

Radio and Television — 3.6%

Block Communications, Inc.
$1,129	Term Loan, 2.28%, Maturing December 22, 2011	$1,056,054
Citadel Broadcasting Corp.
5,464	Term Loan, 1.99%, Maturing June 12, 2014	4,092,674
CMP Susquehanna Corp.
1,560	Term Loan, 2.25%, Maturing May 5, 2013	1,157,922
Cumulus Media, Inc.
1,189	Term Loan, 4.23%, Maturing June 11, 2014	1,016,477
Discovery Communications, Inc.
2,486	Term Loan, 2.25%, Maturing April 30, 2014	2,431,863
Emmis Operating Co.
1,392	Term Loan, 4.25%, Maturing November 2, 2013	1,132,455
Gray Television, Inc.
1,536	Term Loan, 3.79%, Maturing January 19, 2015	1,343,455
HIT Entertainment, Inc.
1,304	Term Loan, 2.53%, Maturing March 20, 2012	1,125,002
Intelsat Corp.
655	Term Loan, 2.73%, Maturing January 3, 2014	618,678
655	Term Loan, 2.73%, Maturing January 3, 2014	618,678
655	Term Loan, 2.73%, Maturing January 3, 2014	618,866
4,166	Term Loan, 2.73%, Maturing January 3, 2014	3,936,166
4,166	Term Loan, 2.73%, Maturing January 3, 2014	3,936,166
4,167	Term Loan, 2.73%, Maturing January 3, 2014	3,937,368

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Radio and Television (continued)

Ion Media Networks, Inc.
$33	DIP Loan, 15.00%, Maturing May 29, 2010(7)	$52,232
250	Term Loan, 0.00%, Maturing January 15, 2012(6)	68,125
LBI Media, Inc.
241	Term Loan, 1.73%, Maturing March 31, 2012	203,930
Live Nation Worldwide, Inc.
630	Term Loan, 3.50%, Maturing December 21, 2013	608,301
Local TV Finance, LLC
975	Term Loan, 2.26%, Maturing May 7, 2013	822,352
NEP II, Inc.
783	Term Loan, 2.49%, Maturing February 16, 2014	724,516
Nexstar Broadcasting, Inc.
1,115	Term Loan, 5.00%, Maturing October 1, 2012	1,047,833
1,179	Term Loan, 5.00%, Maturing October 1, 2012	1,108,181
Raycom TV Broadcasting, LLC
1,800	Term Loan, 1.75%, Maturing June 25, 2014	1,494,000
SFX Entertainment
93	Term Loan, 3.50%, Maturing June 21, 2013	89,812
Sirius Satellite Radio, Inc.
489	Term Loan, 2.56%, Maturing December 19, 2012	459,934
Spanish Broadcasting System, Inc.
842	Term Loan, 2.01%, Maturing June 10, 2012	702,968
Univision Communications, Inc.
10,917	Term Loan, 2.50%, Maturing September 29, 2014	9,524,792
Young Broadcasting, Inc.
523	Term Loan, 0.00%, Maturing November 3, 2012(6)	393,288
705	Term Loan, 0.00%, Maturing November 3, 2012(6)	529,940

		$44,852,028

Rail Industries — 0.3%

Kansas City Southern Railway Co.
$3,782	Term Loan, 2.02%, Maturing April 26, 2013	$3,535,761

		$3,535,761

Retailers (Except Food and Drug) — 2.1%

Amscan Holdings, Inc.
$640	Term Loan, 2.50%, Maturing May 25, 2013	$580,149
Cumberland Farms, Inc.
1,446	Term Loan, 3.87%, Maturing September 29, 2013	1,323,123
Educate, Inc.
26	Term Loan, 2.90%, Maturing June 14, 2013	24,405
FTD, Inc.
1,077	Term Loan, 6.75%, Maturing July 31, 2014	1,077,097
Harbor Freight Tools USA, Inc.
1,506	Term Loan, 9.75%, Maturing July 15, 2010	1,511,810
Josten’s Corp.
1,718	Term Loan, 2.23%, Maturing October 4, 2011	1,683,339
Mapco Express, Inc.
1,369	Term Loan, 6.50%, Maturing April 28, 2011	1,286,633
Neiman Marcus Group, Inc.
3,033	Term Loan, 2.26%, Maturing April 5, 2013	2,758,148
Orbitz Worldwide, Inc.
831	Term Loan, 3.24%, Maturing July 25, 2014	765,444
Oriental Trading Co., Inc.
4,883	Term Loan, 9.75%, Maturing July 31, 2013	4,023,904
Pep Boys - Manny, Moe, & Jack (The)
1,468	Term Loan, 2.26%, Maturing January 27, 2011	1,378,095
Pilot Travel Centers, LLC
1,950	Term Loan, Maturing November 24, 2015(5)	1,965,103
Rent-A-Center, Inc.
75	Term Loan, 2.00%, Maturing November 15, 2012	72,658
1,342	Term Loan, 3.26%, Maturing May 31, 2015	1,301,975
Rover Acquisition Corp.
1,720	Term Loan, 2.50%, Maturing October 26, 2013	1,640,285
Savers, Inc.
108	Term Loan, 2.99%, Maturing August 11, 2012	102,233
121	Term Loan, 2.99%, Maturing August 11, 2012	115,158
Yankee Candle Company, Inc. (The)
4,088	Term Loan, 2.24%, Maturing February 6, 2014	3,839,263

		$25,448,822

Steel — 0.1%

Niagara Corp.
$1,962	Term Loan, 9.25%, Maturing June 29, 2014	$1,295,096

		$1,295,096

Surface Transport — 0.5%

Oshkosh Truck Corp.
$4,953	Term Loan, 6.27%, Maturing December 6, 2013	$4,958,458
Swift Transportation Co., Inc.
1,867	Term Loan, 8.25%, Maturing May 10, 2014	1,701,561

		$6,660,019

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Telecommunications — 2.2%

Alaska Communications Systems Holdings, Inc.
$332	Term Loan, 2.00%, Maturing February 1, 2012	$314,930
2,361	Term Loan, 2.00%, Maturing February 1, 2012	2,241,642
Asurion Corp.
6,234	Term Loan, 3.24%, Maturing July 13, 2012	5,983,703
Cellular South, Inc.
1,097	Term Loan, 2.03%, Maturing May 29, 2014	1,046,145
373	Term Loan, 2.04%, Maturing May 29, 2014	355,868
CommScope, Inc.
4,765	Term Loan, 2.75%, Maturing November 19, 2014	4,650,076
Crown Castle Operating Co.
1,853	Term Loan, 1.73%, Maturing January 9, 2014	1,800,797
Intelsat Subsidiary Holding Co.
2,262	Term Loan, 2.73%, Maturing July 3, 2013	2,160,779
Iowa Telecommunications Services
1,450	Term Loan, 2.01%, Maturing November 23, 2011	1,439,487
IPC Systems, Inc.
1,273	Term Loan, 2.49%, Maturing May 31, 2014	1,081,732
NTelos, Inc.
1,995	Term Loan, 5.75%, Maturing August 13, 2015	2,012,456
Palm, Inc.
990	Term Loan, 3.76%, Maturing April 24, 2014	859,953
Stratos Global Corp.
186	Term Loan, 2.75%, Maturing February 13, 2012	182,745
Telesat Canada, Inc.
1,316	Term Loan, 3.24%, Maturing October 22, 2014	1,260,978
TowerCo Finance, LLC
675	Term Loan, 6.00%, Maturing November 24, 2014	683,016
Windstream Corp.
802	Term Loan, 3.00%, Maturing December 17, 2015	784,326

		$26,858,633

Utilities — 3.3%

AEI Finance Holding, LLC
$249	Revolving Loan, 3.23%, Maturing March 30, 2012	$228,488
1,859	Term Loan, 3.25%, Maturing March 30, 2014	1,707,528
Astoria Generating Co.
836	Term Loan, 2.00%, Maturing February 23, 2013	800,403
BRSP, LLC
977	Term Loan, 7.50%, Maturing June 24, 2014	957,224
Calpine Corp.
15,393	DIP Loan, 3.14%, Maturing March 29, 2014	14,592,856
Covanta Energy Corp.
635	Term Loan, 1.75%, Maturing February 9, 2014	601,491
1,254	Term Loan, 1.75%, Maturing February 9, 2014	1,187,893
NRG Energy, Inc.
4,188	Term Loan, 2.00%, Maturing June 1, 2014	3,994,913
4,463	Term Loan, 2.00%, Maturing June 1, 2014	4,256,940
NSG Holdings, LLC
114	Term Loan, 1.75%, Maturing June 15, 2014	105,329
560	Term Loan, 1.75%, Maturing June 15, 2014	514,959
TXU Texas Competitive Electric Holdings Co., LLC
3,293	Term Loan, 3.73%, Maturing October 10, 2014	2,665,398
4,529	Term Loan, 3.73%, Maturing October 10, 2014	3,699,401
2,992	Term Loan, 3.78%, Maturing October 10, 2014	2,438,773
USPF Holdings, LLC
881	Term Loan, 1.98%, Maturing April 11, 2014	863,812
Vulcan Energy Corp.
2,185	Term Loan, 5.50%, Maturing December 31, 2015	2,201,565

		$40,816,973

Total Senior Floating-Rate Interests
(identified cost $1,211,307,335)		$1,191,523,938

Corporate Bonds & Notes — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

Containers and Glass Products — 0.1%

Berry Plastics Corp., Sr. Notes, Variable Rate
$1,000	5.034%, 2/15/15	$918,750

		$918,750

Electronics / Electrical — 0.0%

NXP BV/NXP Funding, LLC, Variable Rate
$300	3.034%, 10/15/13	$250,125

		$250,125

Telecommunications — 0.0%

Qwest Corp., Sr. Notes, Variable Rate
$300	3.504%, 6/15/13	$290,250

		$290,250

Total Corporate Bonds & Notes
(identified cost $1,555,352)		$1,459,125

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Common Stocks — 0.1%

Shares	Security	Value

Automotive — 0.0%

15,250	Dayco Products, LLC(8)	$198,250

		$198,250

Food Service — 0.0%

20,871	Buffets, Inc.(8)	$114,791

		$114,791

Publishing — 0.1%

1,145	Source Interlink Companies, Inc.(7)(8)	$8,244
4,060	Star Tribune Co. (The)(7)(8)	0
14,751	SuperMedia, Inc.(8)	516,287

		$524,531

Total Common Stocks
(identified cost $756,884)		$837,572

Short-Term Investments — 6.1%
Time Deposits — 3.7%

Principal
Amount
(000’s omitted)	Description	Value

$17,189	BNP Paribas Finance, Inc., 0.02%, 1/4/10	$17,189,000
19,000	Societe Generale North America, Inc., 0.02%, 1/4/10	19,000,000
9,455	State Street Bank and Trust Euro Time Deposit, 0.01%, 1/4/10	9,454,593

Total Time Deposits
(identified cost $45,643,593)		$45,643,593

U.S. Government Agencies — 2.4%

Principal
Amount
(000’s omitted)	Description	Value

$30,000	Federal National Mortgage Association, Discount Note, 0.03%, 1/11/10	$29,999,750

Total U.S. Government Agencies
(identified cost $29,999,750)		$29,999,750

Total Short-Term Investments
(identified cost $75,643,343)		$75,643,343

Total Investments — 103.0%
(identified cost $1,289,262,914)		$1,269,463,978

Less Unfunded Loan Commitments — (0.1)%		$(1,121,690)

Net Investments — 102.9%
(identified cost $1,288,141,224)		$1,268,342,288

Other Assets, Less Liabilities — (2.9)%		$(36,133,450)

Net Assets — 100.0%		$1,232,208,838

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted matured security.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(5)	This Senior Loan will settle after December 31, 2009, at which time the interest rate will be determined.

(6)	Currently the issuer is in default with respect to interest payments.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Non-income producing security.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $1,288,141,224)	$1,268,342,288
Cash	10,234
Receivable for Fund shares sold	2,870
Interest receivable	3,868,670
Receivable for investments sold	4,893,505
Prepaid expenses	18,176

Total assets	$1,277,135,743

Liabilities

Payable for investments purchased	$42,586,900
Payable for Fund shares redeemed	837,383
Payable to affiliates:
Investment adviser fee	580,963
Distribution fees	256,427
Trustees’ fees	9,500
Payable for shareholder servicing fees	528,567
Accrued expenses	127,165

Total liabilities	$44,926,905

Net Assets	$1,232,208,838

Sources of Net Assets

Paid-in capital	$1,262,841,965
Accumulated net realized loss	(11,404,190)
Accumulated undistributed net investment income	569,999
Net unrealized depreciation	(19,798,936)

Total	$1,232,208,838

Net Asset Value, Offering Price and Redemption Price Per Share

($1,232,208,838 ÷ 136,132,342 shares of beneficial interest outstanding)	$9.05

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest	$56,917,550

Total investment income	$56,917,550

Expenses

Investment adviser fee	$5,441,370
Distribution fees	2,378,806
Shareholder servicing fees	2,339,272
Trustees’ fees and expenses	36,606
Custodian fee	352,929
Transfer and dividend disbursing agent fees	12,010
Legal and accounting services	169,865
Printing and postage	16,918
Interest expense and fees	121,409
Miscellaneous	67,805

Total expenses	$10,936,990

Deduct —
Reduction of custodian fee	$50

Total expense reductions	$50

Net expenses	$10,936,940

Net investment income	$45,980,610

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(8,346,239)

Net realized loss	$(8,346,239)

Change in unrealized appreciation (depreciation) —
Investments	$276,191,269

Net change in unrealized appreciation (depreciation)	$276,191,269

Net realized and unrealized gain	$267,845,030

Net increase in net assets from operations	$313,825,640

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$45,980,610	$42,617,422
Net realized loss from investment transactions	(8,346,239)	(1,575,760)
Net change in unrealized appreciation (depreciation) from investments	276,191,269	(266,150,953)

Net increase (decrease) in net assets from operations	$313,825,640	$(225,109,291)

Distributions to shareholders —
From net investment income	$(45,879,882)	$(42,221,425)

Total distributions to shareholders	$(45,879,882)	$(42,221,425)

Transactions in shares of beneficial
interest —
Proceeds from sale of shares	$361,633,950	$248,854,653
Net asset value of shares issued to shareholders in payment of distributions declared	45,798,432	42,107,955
Cost of shares redeemed	(63,086,462)	(109,005,993)

Net increase in net assets from Fund share transactions	$344,345,920	$181,956,615

Net increase (decrease) in net assets	$612,291,678	$(85,374,101)

Net Assets

At beginning of year	$619,917,160	$705,291,261

At end of year	$1,232,208,838	$619,917,160

Accumulated undistributed net investment income included in net assets

At end of year	$569,999	$382,013

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$6.580	$9.580	$10.040		$10.080	$10.100

Income (Loss) From Operations

Net investment income(1)	$0.399	$0.501	$0.622		$0.602	$0.406
Net realized and unrealized gain (loss)	2.467	(3.006)	(0.459)		(0.062)	(0.024)

Total income (loss) from operations	$2.866	$(2.505)	$0.163		$0.540	$0.382

Less Distributions

From net investment income	$(0.396)	$(0.495)	$(0.623)		$(0.580)	$(0.402)
Tax return of capital	—	—	(0.000	)(2)	—	—

Total distributions	$(0.396)	$(0.495)	$(0.623)		$(0.580)	$(0.402)

Net asset value — End of year	$9.050	$6.580	$9.580		$10.040	$10.080

Total Return(3)	44.29%	(27.17)%	1.62%		5.50%	3.86%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,232,209	$619,917	$705,291		$446,539	$98,183
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.15%	1.20%	1.14%		1.19%	1.27%
Expenses after custodian fee reduction	1.15%	1.19%	1.12%		1.16%	1.25%
Net investment income	4.82%	5.80%	6.30%		6.00%	4.03%
Portfolio Turnover	26%	16%	45%		38%	60%

(1)	Computed using average shares outstanding.

(2)	Amount less than $0.001.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,334,139 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($48,462), December 31, 2013 ($248,072), December 31, 2014 ($194,302), December 31, 2015 ($833,714), December 31, 2016 ($1,361,383) and December 31, 2017 ($1,648,206).

Additionally, at December 31, 2009, the Fund had a net capital loss of $6,040,871 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a seperate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,

	2009	2008

Distributions declared from:
Ordinary income	$45,879,882	$42,221,425

During the year ended December 31, 2009, accumulated net realized loss was increased by $87,258 and accumulated undistributed net investment income was increased by $87,258 due to differences between book and tax accounting, primarily for defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$764,639
Capital loss carryforward and post October losses	$(10,375,010)
Net unrealized depreciation	$(21,022,756)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and defaulted bond interest.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion up to $2 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the investment adviser fee amounted to $5,441,370. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2009 amounted to $2,378,806. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2009, shareholder servicing fees were equivalent to 0.25% of the Fund’s average daily net assets and amounted to $2,339,272.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $568,011,273 and $240,867,306, respectively, for the year ended December 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,

	2009	2008

Sales	44,515,408	28,541,659
Issued to shareholders electing to receive payments of distributions in Fund shares	5,507,944	5,037,289
Redemptions	(8,088,361)	(13,021,908)

Net increase	41,934,991	20,557,040

At December 31, 2009, separate accounts of 2 insurance companies each owned more than 10% of the Fund’s shares outstanding aggregating 90%.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,289,365,044

Gross unrealized appreciation	$24,425,184
Gross unrealized depreciation	(45,447,940)

Net unrealized depreciation	$(21,022,756)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($1 billion prior to March 23, 2009) unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.08% prior to March 23, 2009) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any borrowings during the year ended December 31, 2009.

10   Concentration of Credit Risk

The Fund invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$1,189,965,115	$437,133	$1,190,402,248
Corporate Bonds & Notes	—	1,459,125	—	1,459,125
Common Stocks	—	829,328	8,244	837,572
Short-Term Investments	—	75,643,343	—	75,643,343

Total Investments	$—	$1,267,896,911	$445,377	$1,268,342,288

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior
	Floating-Rate	Investments in
	Interests	Common Stock	Total

Balance as of December 31, 2008	$547,824	$—	$547,824
Realized gains (losses)	339	—	339
Change in net unrealized appreciation (depreciation)*	(50,693)	(8,014)	(58,707)
Net purchases (sales)	223,113	16,258	239,371
Accrued discount (premium)	33,066	—	33,066
Net transfers to (from) Level 3	(316,516)	—	(316,516)

Balance as of December 31, 2009	$437,133	$8,244	$445,377

Change in net unrealized appreciation (depreciation) on investments still held as of December 31, 2009*	$1,472	$(8,014)	$(6,542)

*	Amount is included in the related amount on investments in the Statement of Operations.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and
Shareholders of Eaton Vance VT Floating-Rate
Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser’s experience in managing senior loan portfolios. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 3/13/61	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser and Administrator of
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Floating-Rate Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1939-2/10	VTFRHSRC

Eaton Vance
Investment Managers

Annual Report December 31, 2009

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Samuel D. Isaly
Lead Portfolio Manager
Sven H. Borho, CFA
Geoffrey C. Hsu, CFA
Richard D. Klemm, Ph.D., CFA
Trevor M. Polischuk, Ph.D.
•	After an uncertain first quarter of 2009 in which equity markets struggled to climb back from the historic lows of 2008, stocks — including many of those in the health care sector — staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003. Health care stocks registered somewhat smaller gains, posting a return of 18.89% for the 12 months ending December 31, 2009, as represented by the MSCI World Health Care Index, likely the result of ongoing uncertainty over the prospects for health care reform in the United States.[1]
•	As the year began, the global economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, the 2009 calendar year will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.
•	U.S. health care reform remained a dominant theme during the period. By period end, both the House and Senate had passed separate reform proposals, but a reconciled bill had not yet been hammered out between the two bodies of Congress. Projected costs for reforming health care remained a major area of contention in the ongoing debate, with bipartisan “sticker shock” over estimates that eclipsed a $1 trillion
10-year price tag igniting an additional round of concerns about future inflation.
Total Return Performance 12/31/08 — 12/31/09

Eaton Vance VT Worldwide Health Sciences Fund[2]	10.41%
S&P 500 Index[1]	26.47
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index[1]	14.88
See page 3 for more performance information.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund posted a positive return for the 12-month period ending December 31, 2009, ending the year up approximately 10%. Although positive, this result lagged the broader market, as represented by the S&P 500 Index, as the health care sector underperformed

[1]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The S&P 500 Index is a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index is an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life sciences industries. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Fund’s performance is compared to the performance of a domestic index and a foreign index because it invests in domestic and foreign securities.

[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
overall due to a combination of investor fears about the impact of health care reform in the United States and investors’ rotation into more-cyclical market sectors as equities rallied worldwide in anticipation of improving economic fundamentals.
•	The Fund’s performance trailed that of the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index during the one-year period, in large part because of its overweighted position relative to larger-cap biotechnology holdings, which lagged smaller-capitalization drug companies during this time frame. The Fund also trailed the MSCI Index because of its underexposure to health maintenance organizations (HMOs) and other kinds of health care services companies, which performed well, particularly during the latter part of 2009, as fears about health care reform faded from investor sentiment.
•	Although the Fund benefited during the first half of the year from holding stocks in companies involved in merger and acquisition (M&A) activities, the pace of M&A activity during 2009 was somewhat tepid overall, due partly to the effects of the financial crisis and also to the wave of mega-mergers earlier in the year that subsequently put major players in the pharmaceutical and biotechnology industries on the sidelines.
•	Management continued to emphasize U.S.-based companies in the biotechnology industry, while holding relatively modest positions in Europe and Japan. Within Europe, the Fund held a mix of specialty and large pharmaceutical companies, while in Japan its holdings were more focused on generic drug manufacturers.
Top 10 Holdings1

By net assets

Johnson & Johnson	5.3%
Amgen, Inc.	4.7
Roche Holding AG	4.7
Bristol-Myers Squibb Co.	3.9
Novartis AG	3.6
Vertex Pharmaceuticals, Inc.	3.5
Gilead Sciences, Inc.	3.5
Genzyme Corp.	3.5
Endo Pharmaceuticals Holdings, Inc.	3.1
Shire PLC ADR	3.0

[1]	Top 10 Holdings represented 38.8% of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.
Portfolio Composition
Country Concentration of Fund2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/09.
Common Stock Capitalization Distribution3
By net assets

[3]	As a percentage of the Fund’s net assets as of 12/31/09.

2

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance, and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index, an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life science industries. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund, the S&P 500 Index and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance1
Average Annual Total Returns (at net asset value)

One Year	10.41%
Five Years	3.11
Life of Fund†	3.17

†	Inception Date: 5/2/01

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent a downward performance fee adjustment during certain periods, the returns would be lower.
Total Annual
Operating Expenses2

Expense Ratio	1.97%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Investment operations commenced 5/2/01.

The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The MSCI World Pharmaceutical, Biotechnology and Life Sciences Index reflects dividends net of any applicable foreign withholding taxes. Index performance is available as of month end only.

3

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
	$1,000.00	$1,101.90	$12.87

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,013.00	$12.33

*	Expenses are equal to the Fund’s annualized expense ratio of 2.43% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. Expenses shown do not include insurance-related charges.

4

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.14%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization - Europe — 15.21%(1)

Merck KGaA	3,400	$318,811	1.89%
Novartis AG	11,000	600,701	3.55
Roche Holding AG	4,600	786,659	4.66
Shire PLC ADR	8,500	498,950	2.95
Teva Pharmaceutical Industries, Ltd. ADR	6,500	365,170	2.16

		$2,570,291	15.21%

Major Capitalization - North America — 38.91%(1)

Aetna, Inc.	9,000	$285,300	1.69%
Allergan, Inc.	6,300	396,963	2.35
Amgen, Inc.(2)	14,000	791,980	4.69
Baxter International, Inc.	8,500	498,780	2.95
Bristol-Myers Squibb Co.	26,000	656,500	3.88
Genzyme Corp.(2)	12,000	588,120	3.48
Gilead Sciences, Inc.(2)	13,600	588,608	3.48
Hospira, Inc.(2)	4,000	204,000	1.21
Johnson & Johnson	14,000	901,740	5.34
St. Jude Medical, Inc.(2)	2,500	91,950	0.54
Thermo Fisher Scientific, Inc.(2)	8,200	391,058	2.31
UnitedHealth Group, Inc.	9,500	289,560	1.71
Vertex Pharmaceuticals, Inc.(2)	14,000	599,900	3.55
WellPoint, Inc.(2)	5,000	291,450	1.73

		$6,575,909	38.91%

Small & Mid Capitalization - Europe — 2.52%(1)

Elan Corp. PLC ADR(2)	55,000	$358,600	2.12%
Genmab AS(2)	4,300	67,954	0.40

		$426,554	2.52%

Small & Mid Capitalization - Far East — 5.69%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	11,000	$296,246	1.75%
Sawai Pharmaceutical Co., Ltd.	6,000	343,160	2.03
Towa Pharmaceutical Co., Ltd.	7,000	322,811	1.91

		$962,217	5.69%

Small & Mid Capitalization - North America — 29.81%(1)

Alexion Pharmaceuticals, Inc.(2)	7,000	$341,740	2.02%
Align Technology, Inc.(2)	19,000	338,580	2.00
Allos Therapeutics, Inc.(2)	42,000	275,940	1.63
BioMarin Pharmaceutical, Inc.(2)	18,000	338,580	2.00
Cubist Pharmaceuticals, Inc.(2)	16,500	313,005	1.85
Dendreon Corp.(2)	12,000	315,360	1.87
Endo Pharmaceuticals Holdings, Inc.(2)	25,400	520,954	3.08
Genomic Health, Inc.(2)	9,400	183,864	1.09
Gen-Probe, Inc.(2)	7,900	338,910	2.01
Illumina, Inc.(2)	3,000	91,950	0.54
InterMune, Inc.(2)	13,200	172,128	1.02
Masimo Corp.(2)	14,000	425,880	2.52
Medicines Co.(2)	17,000	141,780	0.84
Mylan, Inc.(2)	27,000	497,610	2.95
NPS Pharmaceuticals, Inc.(2)	45,000	153,000	0.91
OSI Pharmaceuticals, Inc.(2)	8,100	251,343	1.49
United Therapeutics Corp.(2)	6,400	336,960	1.99

		$5,037,584	29.81%

Total Common Stocks
(identified cost $14,289,238)		$15,572,555

Short-Term Investments — 5.03%

	Principal
	amount		Percentage of
Description	(000’s Omitted)	Value	Net Assets

Societe Generale North America, Inc. Time Deposit, 0.02%, 1/4/10	$750	$750,000	4.44%
State Street Bank and Trust Euro Time Deposit, 0.01%, 1/4/10	100	99,835	0.59

		$849,835	5.03%

Total Short-Term Investments
(identified cost $849,835)		$849,835

Total Investments
(identified cost $15,139,073)		$16,422,390	97.17%

Other Assets, Less Liabilities		$478,531	2.83%

Net Assets		$16,900,921	100.00%

ADR - American Depositary Receipt

(1)	Major capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

See notes to financial statements

5

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Country Concentration

	Percentage
Country	of Net Assets	Value

United States	73.75%	$12,463,328
Switzerland	8.21	1,387,360
Japan	5.69	962,217
United Kingdom	2.95	498,950
Israel	2.16	365,170
Ireland	2.12	358,600
Germany	1.89	318,811
Denmark	0.40	67,954

Total Investments	97.17%	$16,422,390

See notes to financial statements

6

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $15,139,073)	$16,422,390
Receivable for Fund shares sold	410
Dividends receivable	12,636
Receivable for investments sold	518,535
Tax reclaims receivable	37,721

Total assets	$16,991,692

Liabilities

Payable for Fund shares redeemed	$1,819
Payable to affiliates:
Investment adviser fee	18,616
Distribution fees	3,553
Trustees’ fees	328
Payable for shareholder servicing fees	20,971
Accrued expenses	45,484

Total liabilities	$90,771

Net Assets	$16,900,921

Sources of Net Assets

Paid-in capital	$15,013,242
Accumulated net realized gain	602,534
Net unrealized appreciation	1,285,145

Net Assets	$16,900,921

Net Asset Value, Offering Price and Redemption Price Per Share

($16,900,921 ÷ 1,645,191 shares of beneficial interest outstanding)	$10.27

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $6,676)	$150,782
Interest	342

Total investment income	$151,124

Expenses

Investment adviser fee	$225,178
Distribution fees	42,212
Shareholder servicing fees	24,256
Trustees’ fees and expenses	578
Custodian fee	41,210
Transfer and dividend disbursing agent fees	12,045
Legal and accounting services	32,885
Printing and postage	11,837
Miscellaneous	8,802

Total expenses	$399,003

Net investment loss	$(247,879)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,049,948
Foreign currency transactions	(7,478)

Net realized gain	$1,042,470

Change in unrealized appreciation (depreciation) —
Investments	$647,928
Foreign currency	(730)

Net change in unrealized appreciation (depreciation)	$647,198

Net realized and unrealized gain	$1,689,668

Net increase in net assets from operations	$1,441,789

See notes to financial statements

7

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(247,879)	$(112,765)
Net realized gain from investment and foreign currency transactions	1,042,470	1,318,206
Net change in unrealized appreciation (depreciation) from investments and foreign currency	647,198	(3,095,268)

Net increase (decrease) in net assets from operations	$1,441,789	$(1,889,827)

Distributions to shareholders —
From net realized gain	$(1,524,553)	$(2,410,358)

Total distributions to shareholders	$(1,524,553)	$(2,410,358)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$5,741,472	$5,100,581
Net asset value of shares issued to shareholders in payment of distributions declared	1,524,553	2,410,358
Cost of shares redeemed	(8,527,579)	(7,758,747)

Net decrease in net assets from Fund share transactions	$(1,261,554)	$(247,808)

Net decrease in net assets	$(1,344,318)	$(4,547,993)

Net Assets

At beginning of year	$18,245,239	$22,793,232

At end of year	$16,900,921	$18,245,239

See notes to financial statements

8

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2009	2008	2007		2006		2005

Net asset value — Beginning of year	$10.300	$12.660	$12.030		$12.030		$11.240

Income (Loss) From Operations

Net investment loss(1)	$(0.141)	$(0.060)	$(0.075)		$(0.077)		$(0.090)
Net realized and unrealized gain (loss)	1.008	(0.895)	0.808		0.077		0.880

Total income (loss) from operations	$0.867	$(0.955)	$0.733		$—		$0.790

Less Distributions

From net realized gain	$(0.897)	$(1.405)	$(0.103)		$—		$—

Total distributions	$(0.897)	$(1.405)	$(0.103)		$—		$—

Net asset value — End of year	$10.270	$10.300	$12.660		$12.030		$12.030

Total Return(2)	10.41%	(7.08)%	6.17	%(3)	0.00	%(4)	7.03%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,901	$18,245	$22,793		$25,857		$28,949
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	2.36%	1.87%	1.50	%(5)	1.61%		1.72%
Expenses after custodian fee reduction	2.36%	1.85%	1.50	%(5)	1.61%		1.72%
Net investment loss	(1.47)%	(0.55)%	(0.59)%		(0.65)%		(0.82)%
Portfolio Turnover	50%	75%	65%		22%		14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended December 31, 2007, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(4)	During the year ended December 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2007).

See notes to financial statements

9

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

10

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Long-term capital gains	$1,118,112	$2,410,358
Ordinary income	$406,441	$—

11

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

During the year ended December 31, 2009, accumulated net realized gain was decreased by $95,404, accumulated net investment loss was decreased by $247,879 and paid-in capital was decreased by $152,475 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$610,063
Net unrealized appreciation	$1,277,616

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Fund. The fee is computed at the annual rate of 1% of the Fund’s first $30 million in average daily net assets, 0.90% of the next $20 million, 0.75% of the next $450 million and 0.70% of the next $500 million in average daily net assets, and is payable monthly. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed’s fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor’s 500 Index over a 36-month performance period. For the year ended December 31, 2009, the investment adviser fee, including an upward performance adjustment of $56,330, was equivalent to 1.33% of the Fund’s average daily net assets and amounted to $225,178. Eaton Vance Management (EVM) serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2009 amounted to $42,212. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2009, shareholder servicing fees were equivalent to 0.14% of the Fund’s average daily net assets and amounted to $24,256.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $8,209,678 and $12,578,394, respectively, for the year ended December 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

12

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
	2009	2008

Sales	571,945	461,135
Issued to shareholders electing to receive payments of distributions in Fund shares	182,363	243,717
Redemptions	(881,176)	(733,912)

Net decrease	(126,868)	(29,060)

At December 31, 2009, separate accounts of two insurance companies owned 42% and 58%, respectively of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$15,146,602

Gross unrealized appreciation	$2,789,222
Gross unrealized depreciation	(1,513,434)

Net unrealized appreciation	$1,275,788

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Concentration of Risk

As the Fund concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Fund has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Fund’s shares can also be impacted by regulatory activities that affect health sciences companies.

12   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

13

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Major Capitalization – Europe	$864,120	$1,706,171		$—	$2,570,291
Major Capitalization – North America	6,575,909	—		—	6,575,909
Small & Mid Capitalization – Europe	358,600	67,954		—	426,554
Small & Mid Capitalization – Far East	—	962,217		—	962,217
Small & Mid Capitalization – North America	5,037,584	—		—	5,037,584

Total Common Stocks	$12,836,213	$2,736,342	*	$—	$15,572,555

Short-Term Investments	$—	$849,835		$—	$849,835

Total Investments	$12,836,213	$3,586,177		$—	$16,422,390

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

13   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and
Shareholders of Eaton Vance VT Worldwide Health
Sciences Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 16, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

15

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund designates $1,118,112 as a capital gain dividend.

16

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Worldwide Health Sciences Fund (the “Fund”) with OrbiMed Advisors, LLC (the “Adviser”) as well as the administrative services agreement of the Fund with Eaton Vance Management (“EVM” or the “Administrator”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the administrative services agreement.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser’s and the Administrator’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Fund and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank

18

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the administrative services agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Fund and other investment advisory clients and the benefits to the Administrator and its affiliates of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and the Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the investment advisory fee, which includes breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

19

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

20

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 3/13/61	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors, LLC
767 3rd Avenue
New York, NY 10017

Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Worldwide Health Sciences Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report is prepared for the general information of contract owners. This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1940-2/10	VTHSSRC

Eaton Vance
Investment Managers

Annual Report December 31, 2009

EATON VANCE VT LARGE-CAP VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Michael R. Mach, CFA
Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]

•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this backdrop, the Fund posted positive returns in each of its 10 economic sectors, but lagged its benchmark—the Russell 1000 Value Index (the Index) for the year ending December 31, 2009. Underperformance for the period was generally driven by stock selection: the Fund’s investment decisions involve consideration of numerous factors, such as the financial strength of a given stock. However, we believed the market rally in 2009 was led by what we considered “lower-quality” stocks—some with negative price-to-earnings ratios, lower market capitalizations or leveraged balance sheets. Therefore, the Fund was not invested in a number of the stocks that performed well during the year, and the Fund remained more-defensively positioned while investors became less risk-averse.

•	For example, the Fund’s stock selection in the cyclical consumer discretionary sector detracted the most from relative performance for the year. This sector was one of the hardest-hit groups in late 2008 and went on to post some of the strongest gains in the 2009 rally. Stock selection in media, as well as hotels & restaurants, had the largest negative impact on Fund performance. Having no exposure to the automotive industry also detracted from performance.

•	On balance for the year, stock selection and an under-weighting in the resurgent financials sector detracted from performance. In fact, three of the Fund’s four largest individual detractors were financials stocks,

Total Return Performance
12/31/08 12/31/09

Eaton Vance VT Large-Cap Value Fund[2]	18.25%
Russell 1000 Value Index[1]	19.69
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Russell 1000 Value Index is a broad-based, unmanaged index of value stocks.

[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent an allocation of expenses to the investment adviser, the return would be lower.

1

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
two of them from the insurance industry. However, positive security selections in the consumer finance and diversified financial services industries helped mitigate the Fund’s relative underperformance versus the Index in the sector.
•	On the upside, stock selection in energy was a key driver of relative performance. In particular, a below-benchmark stake in an underperforming integrated oil conglomerate and investments in exploration & production companies contributed. Underweighting utilities and stock selection within electric utilities also helped, as did a sizable overweighting in information technology — one of the Index’s best-performing sectors for the year.

•	We remain committed to investing in companies we believe to be characterized by strong business franchises and attractive growth prospects. We will also maintain our discipline of investing in stocks of such companies only when they are available at what we regard as discounted valuations versus the broad market averages and our analysts’ estimates of their fair market value. As always, we believe that the key lies in our research-driven investment process, a steadfast emphasis on risk management and our focus on maintaining a long-term investment perspective.
The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Top 10 Holdings1
By net assets

Chevron Corp.	2.5%
JPMorgan Chase & Co.	2.4
Occidental Petroleum Corp.	2.4
Apache Corp.	2.2
AT&T, Inc.	2.2
Wells Fargo & Co.	2.2
Bank of America Corp.	2.2
McDonald’s Corp.	2.2
Exxon Mobil Corp.	2.2
Hewlett-Packard Co.	2.1

[1]	Top 10 Holdings represented 22.6% of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance VT Large-Cap Value Fund as of December 31 , 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the Russell 1000 Value Index. The table includes the total return of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

*	Source: Lipper Inc. Investment operations commenced on 3/30/07. The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is not possible to invest directly in an Index. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.
Performance 1

Average Annual Total Returns at net asset value

One Year	18.25%
Life of Fund†	-7.04

†	Inception Date: 3/30/07

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent an allocation of expenses to the investment adviser, the returns would be lower.
Total Annual Operating Expenses 2

Gross Expense Ratio	1.68%
Net Expense Ratio	1.30

[2]	Source: Prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated, subject to Trustee approval. Without this expense reimbursement, expenses would be higher.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Eaton Vance VT Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)*

Actual
	$1,000.00	$1,234.50	$7.32	**

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,018.70	$6.61	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. Expenses shown do not include insurance-related charges.

**	Absent an allocation of expenses to the investment adviser, expenses would be higher.

4

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.1%

Security	Shares	Value

Aerospace & Defense — 3.2%

General Dynamics Corp.	7,278	$496,141
United Technologies Corp.	13,222	917,739

		$1,413,880

Beverages — 1.0%

PepsiCo, Inc.	7,473	$454,358

		$454,358

Biotechnology — 0.7%

Amgen, Inc.(1)	5,411	$306,100

		$306,100

Capital Markets — 2.6%

Goldman Sachs Group, Inc.	5,296	$894,177
Northern Trust Corp.	5,408	283,379

		$1,177,556

Chemicals — 0.7%

Air Products and Chemicals, Inc.	4,056	$328,779

		$328,779

Commercial Banks — 5.5%

Fifth Third Bancorp	19,703	$192,104
PNC Financial Services Group, Inc.	15,361	810,907
U.S. Bancorp	20,823	468,726
Wells Fargo & Co.	36,690	990,263

		$2,462,000

Commercial Services & Supplies — 1.4%

Waste Management, Inc.	18,457	$624,031

		$624,031

Communications Equipment — 1.2%

Cisco Systems, Inc.(1)	12,910	$309,066
Telefonaktiebolaget LM Ericsson ADR	26,854	246,788

		$555,854

Computers & Peripherals — 3.5%

Hewlett-Packard Co.	18,152	$935,010
International Business Machines Corp.	4,855	635,519

		$1,570,529

Consumer Finance — 2.1%

American Express Co.	10,398	$421,327
Capital One Financial Corp.	12,994	498,190

		$919,517

Diversified Financial Services — 4.6%

Bank of America Corp.	65,234	$982,424
JPMorgan Chase & Co.	25,871	1,078,045

		$2,060,469

Diversified Telecommunication Services — 4.0%

AT&T, Inc.	35,332	$990,356
Verizon Communications, Inc.	23,780	787,831

		$1,778,187

Electric Utilities — 2.2%

American Electric Power Co., Inc.	18,903	$657,635
Southern Co.	9,512	316,940

		$974,575

Electrical Equipment — 0.5%

Emerson Electric Co.	5,285	$225,141

		$225,141

Energy Equipment & Services — 2.1%

Halliburton Co.	14,973	$450,538
Transocean, Ltd.(1)	5,733	474,692

		$925,230

Food & Staples Retailing — 0.9%

Wal-Mart Stores, Inc.	7,615	$407,022

		$407,022

Food Products — 2.5%

Kellogg Co.	6,425	$341,810
Nestle SA	16,242	788,283

		$1,130,093

See notes to financial statements

5

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 1.1%

Boston Scientific Corp.(1)	25,819	$232,371
Covidien PLC	5,129	245,628

		$477,999

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.	8,118	$247,437

		$247,437

Hotels, Restaurants & Leisure — 2.8%

Carnival Corp.(1)	8,697	$275,608
McDonald’s Corp.	15,592	973,564

		$1,249,172

Industrial Conglomerates — 1.8%

General Electric Co.	34,360	$519,867
Tyco International, Ltd.(1)	7,928	282,871

		$802,738

Insurance — 4.6%

ACE, Ltd.(1)	5,435	$273,924
Lincoln National Corp.	11,560	287,613
MetLife, Inc.	14,054	496,809
Prudential Financial, Inc.	16,306	811,386
Travelers Companies, Inc. (The)	3,841	191,512

		$2,061,244

IT Services — 1.2%

MasterCard, Inc., Class A	2,043	$522,967

		$522,967

Life Sciences Tools & Services — 0.5%

Thermo Fisher Scientific, Inc.(1)	4,755	$226,766

		$226,766

Machinery — 1.8%

Caterpillar, Inc.	4,762	$271,386
Deere & Co.	4,665	252,330
PACCAR, Inc.	7,407	268,652

		$792,368

Media — 0.6%

Walt Disney Co. (The)	8,952	$288,702

		$288,702

Metals & Mining — 3.3%

BHP Billiton, Ltd. ADR	6,760	$517,681
Freeport-McMoRan Copper & Gold, Inc.(1)	7,115	571,263
United States Steel Corp.	7,056	388,927

		$1,477,871

Multi-Utilities — 1.6%

PG&E Corp.	9,512	$424,711
Public Service Enterprise Group, Inc.	8,943	297,355

		$722,066

Multiline Retail — 0.9%

Target Corp.	8,697	$420,674

		$420,674

Oil, Gas & Consumable Fuels — 15.8%

Anadarko Petroleum Corp.	14,827	$925,501
Apache Corp.	9,639	994,456
Chevron Corp.	14,447	1,112,274
Exxon Mobil Corp.	14,180	966,934
Hess Corp.	14,132	854,986
Occidental Petroleum Corp.	13,181	1,072,274
Peabody Energy Corp.	5,979	270,311
Total SA ADR	10,318	660,765
XTO Energy, Inc.	4,866	226,415

		$7,083,916

Pharmaceuticals — 5.6%

Abbott Laboratories	12,229	$660,244
Bristol-Myers Squibb Co.	13,521	341,405
Merck & Co., Inc.	17,309	632,471
Pfizer, Inc.	48,920	889,855

		$2,523,975

Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.	4,710	$386,738
Boston Properties, Inc.	3,520	236,087
Vornado Realty Trust	5,561	388,936

		$1,011,761

See notes to financial statements

6

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Road & Rail — 1.1%

Union Pacific Corp.	7,930	$506,727

		$506,727

Semiconductors & Semiconductor Equipment — 1.3%

Applied Materials, Inc.	16,367	$228,156
Intel Corp.	17,050	347,820

		$575,976

Software — 1.7%

Microsoft Corp.	16,714	$509,610
Oracle Corp.	9,648	236,762

		$746,372

Specialty Retail — 3.7%

Best Buy Co., Inc.	20,496	$808,772
Staples, Inc.	21,742	534,636
TJX Companies, Inc. (The)	8,113	296,530

		$1,639,938

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	8,270	$546,399

		$546,399

Total Common Stocks
(identified cost $35,823,150)		$41,238,389

Total Investments — 92.1%
(identified cost $35,823,150)		$41,238,389

Other Assets, Less Liabilities — 7.9%		$3,522,756

Net Assets — 100.0%		$44,761,145

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

See notes to financial statements

7

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $35,823,150)	$41,238,389
Cash	544,836
Receivable for Fund shares sold	3,012,966
Dividends receivable	58,956
Tax reclaims receivable	5,413
Receivable from affiliate	9,603

Total assets	$44,870,163

Liabilities

Payable to affiliates:
Investment adviser fee	$33,062
Distribution fees	8,793
Trustees’ fees	388
Payable for shareholder servicing fees	9,390
Accrued expenses	57,385

Total liabilities	$109,018

Net Assets	$44,761,145

Sources of Net Assets

Paid-in capital	$48,336,782
Accumulated net realized loss	(8,984,995)
Accumulated distributions in excess of net investment income	(6,056)
Net unrealized appreciation	5,415,414

Net Assets	$44,761,145

Net Asset Value, Offering Price and Redemption Price Per Share

($44,761,145 ÷ 5,597,204 shares of beneficial interest outstanding)	$8.00

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $9,301)	$581,353
Interest	326

Total investment income	$581,679

Expenses

Investment adviser fee	$155,185
Distribution fees	61,923
Shareholder servicing fees	48,618
Trustees’ fees and expenses	1,436
Custodian fee	56,484
Transfer and dividend disbursing agent fees	12,045
Legal and accounting services	41,000
Printing and postage	17,335
Miscellaneous	5,876

Total expenses	$399,902

Deduct —
Allocation of expenses to affiliate	$77,219

Total expense reductions	$77,219

Net expenses	$322,683

Net investment income	$258,996

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(3,829,704)
Foreign currency transactions	152
Capital gain distributions received	13,308

Net realized loss	$(3,816,244)

Change in unrealized appreciation (depreciation) —
Investments	$9,867,799
Foreign currency	330

Net change in unrealized appreciation (depreciation)	$9,868,129

Net realized and unrealized gain	$6,051,885

Net increase in net assets from operations	$6,310,881

See notes to financial statements

8

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$258,996	$257,585
Net realized loss from investment and foreign currency transactions and capital gain distributions received	(3,816,244)	(5,142,788)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	9,868,129	(4,510,455)

Net increase (decrease) in net assets from operations	$6,310,881	$(9,395,658)

Distributions to shareholders —
From net investment income	$(261,969)	$(272,196)

Total distributions to shareholders	$(261,969)	$(272,196)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$25,538,240	$6,868,434
Reinvestment of distributions	253,823	—
Cost of shares redeemed	(1,665,232)	(5,310,121)

Net increase in net assets from Fund share transactions	$24,126,831	$1,558,313

Net increase (decrease) in net assets	$30,175,743	$(8,109,541)

Net Assets

At beginning of year	$14,585,402	$22,694,943

At end of year	$44,761,145	$14,585,402

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(6,056)	$(6,585)

See notes to financial statements

9

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,
			Period Ended
	2009	2008	December 31, 2007(1)

Net asset value — Beginning of period	$6.820	$10.630	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.074	$0.105	$0.072
Net realized and unrealized gain (loss)	1.158	(3.812)	0.558

Total income (loss) from operations	$1.232	$(3.707)	$0.630

Less Distributions

From net investment income	$(0.052)	$(0.103)	$—

Total distributions	$(0.052)	$(0.103)	$—

Net asset value — End of period	$8.000	$6.820	$10.630

Total Return(3)	18.25%	(34.96)%	6.30	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,761	$14,585	$22,695
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.30%	1.30%	1.30	%(6)
Expenses after custodian fee reduction(5)	1.30%	1.30%	1.29	%(6)
Net investment income	1.04%	1.16%	0.90	%(6)
Portfolio Turnover	71%	86%	42	%(4)

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	The investment adviser subsidized certain operating expenses (equal to 0.31%, 0.32% and 12.96% of average daily net assets for the years ended December 31, 2009 and 2008, and the period ended December 31, 2007, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

See notes to financial statements

10

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its

11

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,469,271 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($8,964), December 31, 2016 ($4,062,350) and December 31, 2017 ($4,397,957).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 30, 2007 to December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$261,969	$272,196

During the year ended December 31, 2009, accumulated net realized loss was increased by $3,502 and distributions in excess of net investment income was decreased by $3,502 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$11,705
Capital loss carryforward	$(8,469,271)
Net unrealized appreciation	$4,881,929

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the investment adviser fee amounted to $155,185. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.30% annually of the Fund’s average daily net assets. This agreement may be changed or terminated after April 30, 2010, subject to Trustee approval. Pursuant to this agreement, EVM was allocated $77,219 of the Fund’s operating expenses for the year ended December 31, 2009. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2009 amounted to $61,923. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2009, shareholder servicing fees were equivalent to 0.20% of the Fund’s average daily net assets and amounted to $48,618.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $34,565,481 and $17,022,070, respectively, for the year ended December 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

13

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2009	2008

Sales	3,652,396	729,304
Issued to shareholders electing to receive payments of distributions in Fund shares	31,453	—
Redemptions	(226,754)	(724,199)

Net increase	3,457,095	5,105

At December 31, 2009, EVM and a separate account of an insurance company owned 1% and 99%, respectively, of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$36,356,635

Gross unrealized appreciation	$5,109,504
Gross unrealized depreciation	(227,750)

Net unrealized appreciation	$4,881,754

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$4,144,885	$—		$—	$4,144,885
Consumer Staples	1,203,190	788,283		—	1,991,473
Energy	8,009,146	—		—	8,009,146
Financials	9,692,547	—		—	9,692,547
Health Care	3,782,277	—		—	3,782,277
Industrials	4,364,885	—		—	4,364,885
Information Technology	3,971,698	—		—	3,971,698
Materials	1,806,650	—		—	1,806,650
Telecommunication Services	1,778,187	—		—	1,778,187
Utilities	1,696,641	—		—	1,696,641

Total Common Stocks	$40,450,106	$788,283	*	$—	$41,238,389

Total Investments	$40,450,106	$788,283		$—	$41,238,389

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

14

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

11   Review of Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and
Shareholders of Eaton Vance VT Large-Cap Value
Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and period from the start of business, March 30, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, March 30, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

16

Eaton Vance VT Large-Cap Value Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $577,240, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

18

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Large-Cap Value Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

19

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

20

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

21

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Positions	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 3/13/61	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser and Administrator of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Large-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report is prepared for the general information of contract owners. This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2990-2/10	VTLCVSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to each fund for the Funds’ fiscal years ended December 31, 2008 and December 31, 2009 by the Funds’ principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during those periods.
VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/2008	12/31/2009

Audit Fees	$32,525	$32,740

Audit-Related Fees(1)	$0	$1,550

Tax Fees(2)	$7,130	$7,130

All Other Fees(3)	$552	$2,500

Total	$40,207	$43,920

VT Worldwide Health Sciences Fund

Fiscal Years Ended	12/31/2008	12/31/2009

Audit Fees	$27,425	$24,840

Audit-Related Fees(1)	$0	$1,550

Tax Fees(2)	$6,010	$6,010

All Other Fees(3)	$0	$2,500

Total	$33,435	$34,900

VT Large-Cap Value Fund

Fiscal Years Ended	12/31/2008	12/31/2009

Audit Fees	$33,125	$30,540

Audit-Related Fees(1)	$0	$1,550

Tax Fees(2)	$8,080	$8,080

All Other Fees(3)	$0	$2,500

Total	$41,205	$42,670

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by D&T for the last two fiscal years of each series.

	12/31/08	12/31/09

Audit Fees	$93,075	$88,120

Audit-Related Fees(1)	0	4,650

Tax Fees(2)	21,220	21,220

All Other Fees(3)	552	7,500

Total	$114,847	$121,490

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During each of the fiscal years ended December 31, 2008 and December 31, 2009, each Fund was billed $40,000, by D&T for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7) (ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/08	12/31/09

Registrant	$21,772	$33,370

Eaton Vance[1]	$345,473	$288,295

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Variable Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 16, 2010

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2010